UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

January [    •    ], 2013

Dear Shareholder,

        You are invited to attend the 2013 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on March 6, 2013 at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), at the Radisson Blu Hotel, Zürich Airport, Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

        If you cannot attend, you can ensure that your shares are represented at the meeting by promptly completing, signing, and dating your proxy card and returning it in the enclosed envelope.

        We look forward to seeing you at the meeting.

Sincerely,

Frederic M. Poses
Chairman of the Board

TE Connectivity Ltd.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Tel: +41 (0)52 633 66 61
Fax: +41 (0)52 633 66 99

Contents

	Invitation to the Annual General Meeting of Shareholders	1
	Proxy Statement	4
	Questions and Answers About This Proxy Statement and Voting	4
	Security Ownership of Certain Beneficial Owners and Management	12
•	Agenda Item No. 1—Election of Directors	15
	Nominees for Election	15
	Corporate Governance	20
	The Board of Directors and Board Committees	24
	Executive Officers	26
	Compensation Discussion and Analysis	29
	Management Development and Compensation Committee Report	46
	Compensation Committee Interlocks and Insider Participation	46
	Executive Officer Compensation	47
	Compensation of Non-Employee Directors	57
	Certain Relationships and Related Transactions	59
	Section 16(a) Beneficial Ownership Reporting Compliance	60
	Audit Committee Report	60
•	Agenda Item No. 2—Approval of Annual Report and Financial Statements for the Fiscal Year Ended September 28, 2012	62
•	Agenda Item No. 3—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year ended September 28, 2012	65
•	Agenda Item No. 4—Election of Auditors	66
•	Agenda Item No. 5—Advisory Vote to Approve Executive Compensation	69
•	Agenda Item No. 6—Declaration of Dividend	71
•	Agenda Item No. 7—Renewal of Authorized Capital	73
•	Agenda Item No. 8—Approval of Reduction of Share Capital for Shares Acquired Under Our Share Repurchase Program	75
•	Agenda Item No. 9—Approval of any Adjournments or Postponements of the Meeting	77
	Additional Information	77
	TE Connectivity 2014 Annual General Meeting of Shareholders	77
	Where You Can Find More Information	78
	Appendix A—Primary Talent Market Peer Group	A-1
•	Agenda items to be voted upon at the meeting

2013 Annual General Meeting Proxy Statement            i

TE CONNECTIVITY LTD.
Rheinstrasse 20
CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 6, 2013
Place:	Radisson Blu Hotel, Zürich Airport, Zürich, Switzerland
Agenda Items:	1. Election of eleven (11) director nominees proposed by the Board of Directors;

2. Approval of (i) the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012;

3. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 28, 2012;

4. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

5. Advisory approval of executive compensation;
6. Declaration of dividend;
7. Renewal of authorized capital;
8. Approval of reduction of share capital for shares acquired under our share repurchase program;
9. Approval of any adjournments or postponements of the meeting; and
10. Transaction of any other business properly brought at the meeting.

2013 Annual General Meeting Proxy Statement            1

Persons Who Will Receive Proxy Materials:

A copy of the proxy materials, including a proxy card, has been sent to each shareholder registered in our share register as of the close of business (Eastern Standard Time) on January 9, 2013. A copy of the proxy materials also will be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 14, 2013.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 14, 2013 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee. Beneficial owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights who do not wish to attend the Annual General Meeting have the right to appoint as proxy the TE Connectivity officers named in the enclosed proxy card. Alternatively, they may appoint Mr. Urs Wolf, Ernst & Young Ltd., as independent proxy, pursuant to article 689c of the Swiss Code of Obligations with full rights of substitution by marking the appropriate box on and submitting the enclosed proxy card, or grant a written proxy to any person, who does not need to be a shareholder.

The proxies granted to the TE Connectivity officers named in the proxy card or the independent proxy must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 5, 2013. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by voting in person at the meeting, or, subject to timing limitations, by delivering a subsequent proxy or by notifying the Secretary of TE Connectivity or the independent proxy in writing of such revocation.

With regard to the items listed on the agenda and without any explicit instructions to the contrary, the TE Connectivity officers acting as proxy and the independent proxy will vote according to the recommendation of the Board of Directors of TE Connectivity. If new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Meeting are being put forth at the meeting, the TE Connectivity officers acting as proxy will vote in accordance with the recommendation of the Board of Directors, as will the independent proxy.

2            2013 Annual General Meeting Proxy Statement

Proxy Holders of Deposited Shares:

Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to TE Connectivity officers or the independent proxy must inform TE Connectivity of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 5, 2013. This information must be mailed to: TE Connectivity Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

Date of Mailing:

This Invitation to the Annual General Meeting of Shareholders and Proxy Statement and the enclosed proxy card are first being sent on or about January [    •    ], 2013 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 9, 2013.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January [    •    ], 2013

2013 Annual General Meeting Proxy Statement            3

PROXY STATEMENT
FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.
TO BE HELD ON WEDNESDAY, MARCH 6, 2013

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

        TE Connectivity's Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time), on March 6, 2013, at the Radisson Blu Hotel, Zürich Airport, Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described within.

        We have sent this proxy statement and proxy card to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as "holders of record" or "record holders") as of the close of business (Eastern Standard Time) on January 9, 2013. We will also send a copy of this proxy statement and proxy card to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 9, 2013 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 14, 2013. Distribution of this proxy statement and a proxy card to shareholders is scheduled to begin on or about January [    •    ], 2013.

        We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as "beneficial owners," "beneficial shareholders" or "street name holders") as of the close of business (Eastern Standard Time) on January 9, 2013 forward these materials, together with a proxy card or voting instruction card, to those beneficial shareholders and to do the same for any additional beneficial owners who acquire their shares after January 9, 2013 and continue to hold them at the close of business (Eastern Standard Time) on February 14, 2013. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials. We also have provided for these materials to be sent to persons who have interests in our shares through participation in our employee share purchase plans. These individuals are not eligible to vote directly at the Annual General Meeting, but they may instruct the trustees of these plans how to vote the shares represented by their interests. The enclosed proxy card also will serve as voting instructions for the trustees of the plans.

Are proxy materials available on the Internet?

        Yes.

        Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on March 6, 2013.

        Our proxy statement for the Annual General Meeting to be held on March 6, 2013, other proxy material and our annual report to shareholders for fiscal year 2012 is available at http://www.te.com/2013AnnualMeeting.

What agenda items are scheduled to be voted on at the meeting?

        The nine agenda items scheduled for a vote are:

    •
    Agenda Item No. 1: To elect eleven (11) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;

4            2013 Annual General Meeting Proxy Statement

    •
    Agenda Item No. 2: To approve (i) the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012;

    •
    Agenda Item No. 3: To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 28, 2012;

    •
    Agenda Item No. 4: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

    •
    Agenda Item No. 5: To cast an advisory vote to approve executive compensation;

    •
    Agenda Item No. 6: To approve a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.00 per issued share to be paid in four equal quarterly installments of US$ 0.25 starting with the third fiscal quarter of 2013 and ending in the second fiscal quarter of 2014 pursuant to the terms of the dividend resolution;

    •
    Agenda Item No. 7: To approve a renewal of authorized capital and related amendment to our articles of association;

    •
    Agenda Item No. 8: To approve a reduction of share capital for shares acquired under our share repurchase program and related amendments to our articles of association; and

    •
    Agenda Item No. 9: To approve any adjournments or postponements of the meeting.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

        TE Connectivity's Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our directors and executive officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 3 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 28, 2012), where they are by law precluded from voting their shares. On January [    •    ], 2013, our directors and executive officers and their affiliates beneficially owned approximately [    •    ]% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

        If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the "shareholder of record" of those shares.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the "beneficial owner" or "street name holder" of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded these proxy materials, and separate voting instructions, to you. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials. Because you are not the shareholder of record, you may not vote your shares in person at

2013 Annual General Meeting Proxy Statement            5

the meeting unless you receive a valid proxy from your broker, bank or other nominee that holds your shares giving you the right to vote the shares in person at the meeting.

Who is entitled to vote?

  Shareholders of record

        All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 14, 2013 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  Beneficial owners

        Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners' shares at the close of business (Eastern Standard Time) on February 14, 2013 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?"

  What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 9, 2013, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 14, 2013?

        Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 9, 2013 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 14, 2013.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

        If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

        For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver's license or a passport. Shareholders of record with voting rights should bring the portion of the proxy card marked "Admission Ticket" to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area account statements or letters from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 14, 2013.

        Registration will begin at 1:00 p.m., Central European Time (7:00 a.m., Eastern Standard Time), and the meeting will begin at 2:00 p.m., Central European Time (8:00 a.m., Eastern Standard Time). See "—How do I vote if I am a shareholder of record?" and "—How do I vote if I am a beneficial shareholder?" for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting

6            2013 Annual General Meeting Proxy Statement

without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

        If you are a registered shareholder, you can vote in the following ways:

        At the Annual General Meeting:    If you are a shareholder of record with voting rights of TE Connectivity registered shares who plans to attend the Annual General Meeting and wishes to vote your shares in person, we will give you a ballot at the meeting.

  Even if you plan to be present at the Annual General Meeting, we encourage you to complete and mail the enclosed card to vote your shares by proxy. If you are a holder of record, you may still attend the Annual General Meeting and vote in person.

        By Mail:    If you are a holder of record with voting rights, you may vote by marking, dating and signing the enclosed proxy card and returning it by mail for receipt by no later than indicated below. You may appoint the officers of TE Connectivity named in the proxy card as your proxy. If you appoint officers of TE Connectivity as your proxy, you will need to send your proxy card to TE Connectivity Ltd., c/o Computershare Shareowner Services, P. O. Box 3550, South Hackensack, NJ 07606-9250, United States of America. Alternatively, you may authorize the independent proxy, Mr. Urs Wolf, with full rights of substitution, to vote your shares on your behalf. If you appoint the independent proxy, you will need to send your proxy card directly to the independent proxy at the following address: Mr. Urs Wolf, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8010, Zurich, Switzerland.

  In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submit your proxy card so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 5, 2013.

        If you have timely submitted a properly executed proxy card and clearly indicated your votes, your shares will be voted as indicated. If you have timely submitted a properly executed proxy card and have not clearly indicated your votes, your shares will be voted FOR each of the agenda items for which you have not clearly indicated votes as recommended by our Board of Directors. If any other matters are properly presented at the meeting, the TE Connectivity officers or the independent proxy, as applicable, will vote the shares represented by all properly executed proxies in accordance with the recommendation of the Board of Directors.

How do I vote if I am a beneficial shareholder?

        General:    If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied by your bank or broker with these proxy materials.

        At the Annual General Meeting:    If you are a shareholder who owns shares in street name, you are not entitled to vote in person at the Annual General Meeting unless you have a proxy, executed in your favor, from the bank, broker or nominee holder of record of your shares. We will then give you a ballot at the meeting.

Can I vote by telephone or via the Internet?

        If you are a shareholder of record, you cannot vote by telephone or via the Internet. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone or Internet voting instructions.

2013 Annual General Meeting Proxy Statement            7

How do I appoint TE Connectivity officers as my proxy?

        If you properly fill in your proxy card and mark the appropriate box so as to appoint officers of TE Connectivity as your proxy, with full rights of substitution, and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, you will be deemed to appoint officers of TE Connectivity as your proxy and your proxy will vote your shares FOR each of the agenda items listed in the Invitation to the Annual General Meeting of Shareholders as recommended by the Board of Directors. Alternatively, you can grant a proxy to the independent proxy as described below.

        If a new agenda item or a new motion or proposal for an existing agenda item is properly presented to the Annual General Meeting, the TE Connectivity officers acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time of printing this proxy statement, we know of no matters to be acted on at the Annual General Meeting other than those discussed in the Invitation to the Annual General Meeting of Shareholders and this proxy statement.

How do I appoint the independent proxy as my proxy?

        If you are a shareholder of record with voting rights, you may authorize the independent proxy, Mr. Urs Wolf, with full rights of substitution, to vote your shares on your behalf by marking the box corresponding to the independent proxy on the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the items listed in the Invitation to the Annual General Meeting of Shareholders. If new agenda items (other than those in the Invitation) or new motions or proposals with respect to those agenda items set forth in the Invitation are properly being put forth at the Annual General Meeting, the independent proxy will vote in accordance with the recommendation of the Board of Directors. Proxy cards authorizing the independent proxy to vote shares on your behalf must be sent by mail directly to the independent proxy at the following address: Mr. Urs Wolf, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8010, Zurich, Switzerland. These proxy cards must be received no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 5, 2013.

If my shares are held in "street name" by my broker, will my broker vote my shares for me?

        We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to "routine" matters but not "non-routine" matters pursuant to New York Stock Exchange ("NYSE") rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Agenda Item No. 1 (Election of Directors) and Agenda Item No. 5 (Advisory Vote to Approve Executive Compensation).

What if I am a proxy holder of deposited shares?

        Institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers who hold proxies for holders of record with voting rights who did not grant proxies to TE Connectivity officers or the independent proxy must inform TE Connectivity of the number of shares they represent by mail so that we receive notice no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time), on March 5, 2013. This information must be mailed to: TE Connectivity Ltd., Attention: Secretary, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

8            2013 Annual General Meeting Proxy Statement

What will happen if I don't vote my shares?

        If you are a shareholder of record and you do not sign and return your proxy card, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return your signed proxy card but make no direction as to how your shares are to be voted, your shares will be voted "FOR" each of the director nominees and "FOR" each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Annual General Meeting.

        If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements your bank or broker may vote your shares in its discretion on all agenda items except Agenda Item No. 1 (Election of Directors) and Agenda Item No. 5 (Advisory Vote to Approve Executive Compensation) and no votes will be cast on your behalf on Agenda Items No. 1 and No. 5.

How many shares can vote at the Annual General Meeting?

        Our registered shares are our only class of voting stock. As of January [    •    ], 2013, there were [    •    ] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 14, 2013 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See "—I am a shareholder of record. How do I become registered as a shareholder with voting rights?" Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 14, 2013 and who are registered with voting rights may vote in person at the Annual General Meeting as discussed under "—How do I vote if I am a shareholder of record?—At the Annual General Meeting."

What quorum is required for the Annual General Meeting?

        The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting.

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

        The following agenda items require the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy. An absolute majority means at least half plus one additional vote represented at a general meeting of shareholders.

  •
  Agenda Item No. 1: Election of eleven (11) director nominees proposed by the Board of Directors;

  •
  Agenda Item Nos. 2.1, 2.2 and 2.3: Approval of (i) the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012;

  •
  Agenda Item Nos. 4.1, 4.2 and 4.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2013, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and

2013 Annual General Meeting Proxy Statement            9

    (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

  •
  Agenda Item No. 5: Advisory vote to approve executive compensation;

  •
  Agenda Item No. 6: Declaration of dividend;

  •
  Agenda Item No. 8: Approval of reduction of share capital for shares acquired under our share repurchase program; and

  •
  Agenda Item No. 9: Approval of any adjournments or postponements of the meeting.

        The following agenda item requires the affirmative vote of two-thirds of registered shares with voting rights and the absolute majority of the par value of the registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy.

  •
  Agenda Item No. 7: Renewal of authorized capital.

        The following agenda item requires the affirmative vote of an absolute majority of the votes of registered shares with voting rights that are represented at the Annual General Meeting in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

  •
  Agenda Item No. 3: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 28, 2012.

        Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a majority required to approve such agenda item and will therefore have the effect of an AGAINST vote on that item. Abstentions and broker non-votes are counted for quorum purposes.

Who will count the votes and certify the results?

        An independent vote tabulator will count the votes. Computershare Shareowner Services has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change or revoke my vote, may I?

        If you are a shareholder of record and have granted a proxy to designated officers of TE Connectivity, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a later dated proxy card at or before the meeting, by notifying our Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. If you wish to revoke your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Written revocations should be directed to:

        Secretary
        TE Connectivity Ltd.
        Rheinstrasse 20
        CH-8200 Schaffhausen, Switzerland

        If you are a shareholder of record and have granted a proxy to the independent proxy, Mr. Urs Wolf, you may revoke or change your proxy at any time before it is exercised at the meeting by submitting a revocation letter, and new proxy, if applicable, directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on

10            2013 Annual General Meeting Proxy Statement

March 5, 2013. Written revocations should be directed to the following address: Mr. Urs Wolf, Ernst & Young Ltd., Maagplatz 1, P.O. Box, CH-8010, Zurich, Switzerland.

        Your presence without voting at the meeting will not automatically revoke your proxy, and any revocation during the meeting will not affect votes previously taken at the meeting.

        If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

        Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 14, 2013, your vote will not be counted.

Are shareholders permitted to ask questions at the meeting?

        During the Annual General Meeting, shareholders may ask questions or make comments relating to agenda items when permitted by the moderator.

Whom may I contact for assistance?

        You should contact Innisfree M&A Incorporated, whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for Innisfree is below:

    Innisfree M&A Incorporated
    501 Madison Avenue, 20th Floor
    New York, New York 10022, United States of America
    Shareholders call toll free 877-750-9497 (U.S. and Canada)
    or collect +1-412-232-3651 (international)
    Banks and brokerage firms call collect 212-750-5834

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of September 28, 2012 by each current director and nominee, each executive officer named in the Summary Compensation Table and all of our executive officers, directors and nominees as a group. All current directors are nominees for director. The address of our executive officers and directors is c/o TE Connectivity, 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

Beneficial Owner	Number of Shares Beneficially Owned(1)
Directors and Executive Officers:
Thomas J. Lynch(2)(3)(4)	3,514,737
Terrence R. Curtin(2)(4)	734,874
Joseph B. Donahue(2)(4)	476,556
Robert W. Hau(2)	—
Robert A. Scott(2)(4)(5)	498,067
Robert N. Shaddock(2)(4)(6)	268,631
Pierre R. Brondeau(3)(7)	23,829
Juergen W. Gromer(3)(7)	104,038
William A. Jeffrey(3)	1,654
Yong Nam(3)	1,654
Daniel J. Phelan(3)(7)	22,334
Frederic M. Poses(3)(7)	205,219
Lawrence S. Smith(3)(7)(8)	37,205
Paula A. Sneed(3)(7)	26,181
David P. Steiner(3)(7)	22,334
John C. Van Scoter(3)(7)	19,526
All directors, nominees and executive officers as a group (25 persons)(4)(7)(9)	7,598,574

(1)
The number shown reflects the number of shares owned beneficially as of September 28, 2012 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after September 28, 2012. All current directors, nominees and executive officers as a group beneficially owned 1.8% of the outstanding shares as of September 28, 2012. No current director, nominee or executive officer appearing in the above table beneficially owned 1% or more of the outstanding shares as of September 28, 2012.

(2)
The named person is named in the Summary Compensation Table as an executive officer.

(3)
The named person is a director and nominee for director.

(4)
Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after September 28, 2012 as follows: Mr. Lynch—3,176,927; Mr. Curtin—672,328; Mr. Donahue—429,812; Mr. Scott—461,134; Mr. Shaddock—224,437; all executive officers as a group—6,466,497. Includes restricted

12            2013 Annual General Meeting Proxy Statement

  stock units vesting within 60 days after September 28, 2012 as follows: Mr. Lynch—82,456; Mr. Curtin—22,365; Mr. Donahue—18,537; Mr. Scott—19,533; Mr. Shaddock—10,904; all executive officers as a group—210,884.

(5)
Includes 7,510 shares held in trusts over which Mr. Scott has dispositive power.

(6)
Includes 25,003 shares that either are or could be pledged as security for certain margin account transactions.

(7)
Includes vested deferred stock units (DSUs) as follows: Dr. Brondeau—11,635; Dr. Gromer—26,561; Mr. Phelan—11,635; Mr. Poses—13,042; Mr. Smith—15,571; Ms. Sneed—14,282; Mr. Steiner—11,635; Mr. Van Scoter—6,231. Distribution of DSUs will occur upon the termination of the individual's service on the Board of Directors. Upon such termination, TE Connectivity will issue the number of shares equal to the aggregate number of DSUs credited to the individual, including DSUs received through the accrual of dividend equivalents.

(8)
Includes 1,860 shares held in a trust and 3,000 shares held in a family limited partnership over which Mr. Smith has dispositive power. Mr. Smith disclaims beneficial ownership of such shares. Also includes 15,671 shares that either are or could be pledged as security for certain margin account transactions.

(9)
Includes 11,678 shares held in a trust over which an executive officer has dispositive power. Also includes 14,689 shares and 11,678 shares held by two executive officers, respectively, that either are or could be pledged as security for certain margin account transactions. See also notes (5), (6) and (8) above.

        The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares as of September 28, 2012.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Class
Dodge & Cox(1) 555 California Street, 40th Floor San Francisco, CA 94104	34,866,120	8.2%
Janus Capital Management LLC(2) 151 Detroit Street Denver, CO 80206	29,600,102	7.0%
Capital World Investors(3) 333 South Hope Street Los Angeles, CA 90071	23,946,500	5.7%
Harris Associates L.P.(4) Two North LaSalle Street, Suite 500 Chicago, IL 60602	23,137,428	5.5%

(1)
This information is based on a Schedule 13G/A filed with the SEC on February 10, 2012 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—33,498,619 and sole dispositive power—34,866,120.

(2)
This information is based on a Schedule 13G filed with the SEC on February 14, 2012 by Janus Capital Management LLC ("Janus Capital"). Janus Capital reported the following information in its Schedule 13G. It has a direct 94.8% ownership stake in INTECH Investment Management ("INTECH") and a direct 77.8% ownership stake in Perkins

2013 Annual General Meeting Proxy Statement            13

  Investment Management LLC ("Perkins"). Due to the above ownership structure, holdings for Janus Capital, Perkins and INTECH are aggregated for purposes of the Schedule 13G filing. Janus Capital, Perkins and INTECH are registered investment advisers, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively, the "Managed Portfolios"). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 29,158,602 shares held by the Managed Portfolios and has sole voting and dispositive power with respect to these shares. As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, INTECH may be deemed to be the beneficial owner of 441,500 shares held by the Managed Portfolios and Janus Capital has shared voting and dispositive power with respect to these shares.

(3)
This information is based on a Schedule 13G filed with the SEC on February 10, 2012 by Capital World Investors, a division of Capital Research and Management Company ("CRMC"), which reported sole voting and sole dispositive power as follows: sole voting power—23,946,500 and sole dispositive power—23,946,500. As a result of CRMC's role as investment advisor to various investment companies, Capital World Investors may be deemed to be the beneficial owner of the shares.

(4)
This information is based on a Schedule 13G filed with the SEC on February 14, 2012 by Harris Associates L.P. and its general partner, Harris Associates Inc., which reported sole voting power and sole dispositive power as follows: sole voting power—23,137,428 and sole dispositive power—23,137,428. As a result of advisory and other relationships with persons who own the shares, Harris Associates L.P. may be deemed to be the beneficial owner of the shares.

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AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

        At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes eleven (11) nominees for election as directors to hold office until the annual general meeting of shareholders in 2014. All nominees are current directors of TE Connectivity Ltd. All nominees are listed below with brief biographies.

Vote Requirement to Elect Directors

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of the election of each of the eleven (11) nominees for director.

Recommendation

        The Board of Directors recommends a vote "FOR" the election of each of the eleven (11) nominees for director. Proxies will be so voted unless shareholders specify otherwise in their proxies.

NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board

        The Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the Board and makes recommendations for director nominations to the Board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the Board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp.

        The professional experience, qualifications, skills and expertise of each nominee is set forth below. The Board and the company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

        Pierre R. Brondeau, 55, joined our Board of Directors in June 2007, immediately following our separation from Tyco International Ltd. ("Tyco International"). Dr. Brondeau has been President, Chief Executive Officer and a Director of FMC Corporation, a global chemical company, since January 2010 and has served as Chairman of its Board of Directors since October 2010. Prior to joining FMC Corporation, he was President and Chief Executive Officer of Rohm & Haas Company, a manufacturer of specialty materials and a wholly-owned subsidiary of the Dow Chemical Company, upon the April 2009 merger of Rohm & Haas Company and Dow Chemical Company, until September 2009. From 2008 to 2009, Dr. Brondeau served as President and Chief Operating Officer of Rohm & Haas Company and from 2006 to 2008, as Executive Vice President of electronics materials and specialty materials of Rohm & Haas Company. He also has served as Vice-President, Business Group Executive, Electronic Materials, President and Chief Executive Officer, Rohm & Haas Electronic Materials LLC, and Regional Director, Europe, from 2003 to 2006, and previously as Vice-President, Business Group Director, Electronic Materials, President and Chief Executive Officer, Shipley Company, LLC, from 1999 to 2003. Dr. Brondeau received a master's degree from Universite de Montpellier and a Doctorate from Institut National des Sciences appliquees de Toulouse. Dr. Brondeau is a Director of Marathon Oil Corporation.

2013 Annual General Meeting Proxy Statement            15

        Dr. Brondeau has over 20 years of executive leadership experience, including fourteen years of senior executive experience, at large multi-national public companies engaged in the specialty materials and chemicals industries. He has over 25 years of international business experience in the United States and Europe, and significant expertise in finance and mergers and acquisitions, as well as other areas of business.

        Juergen W. Gromer, 67, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Dr. Gromer was President of Tyco Electronics from April 1999 until he retired from that position on December 31, 2007. From September 2006 until our separation from Tyco International, he also held the position of President of the Electronic Components Business segment of Tyco International. Dr. Gromer held a number of senior executive positions over the prior ten years with AMP Incorporated, which was acquired by Tyco International in 1999. Dr. Gromer received his undergraduate degree and doctorate in physics from the University of Stuttgart. Dr. Gromer is a Director of WABCO Holdings Inc. and Marvell Technology Group Ltd. He also is Chairman of the Board of the Society for Economic Development of the District Bergstrasse/Hessen, a member of the Advisory Board of Commerzbank, and a Director of the Board and Vice President of the American Chamber of Commerce Germany.

        Dr. Gromer retired as President of Tyco Electronics with over 25 years of achievement and executive management experience with the company and its predecessor AMP and provides valuable historical perspective to the Board. Dr. Gromer holds a Ph.D. in physics which, combined with past and current directorships with publicly-held technology companies in Europe and the United States, makes him a valuable contributor to the technology vision of the company. He also has financial, governance and global leadership expertise gained from his service as a member, executive or chairman of the boards of several European financial, utility and economic organizations.

        The Honorable Dr. William A. Jeffrey, 52, joined our Board of Directors in March 2012. Since September 2008, Dr. Jeffrey has been Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988. Dr. Jeffrey holds a Ph.D. and master's degree in Astronomy from Harvard University and a bachelor of science degree in physics from Massachusetts Institute of Technology.

        Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as CEO of a private technology research organization as well as almost 20 years of government executive experience.

        Thomas J. Lynch, 58, has served on our Board of Directors since early 2007 and as Chief Executive Officer of TE Connectivity since January 2006, and was previously President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a bachelor of science degree in commerce from Rider University. Mr. Lynch is a Director of Thermo Fisher Scientific Inc.

        Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for the past seven years and, before that, as lead executive of business units at the company's former parent. He has gained international expertise through management of the company's world-wide presence and as a member of the U.S.-China Business Council. Mr. Lynch

16            2013 Annual General Meeting Proxy Statement

also serves as a member of the President's National Security Telecommunications Advisory Committee. Mr. Lynch's education in accounting and commerce and experience on the audit, compensation and nominating committees of the board of another large corporation provide him with valuable perspective for service on our Board.

        Yong Nam, 64, joined our Board of Directors in March 2012. Since April 2011, he has served as an advisor to LG Electronics, Inc., a global provider of consumer electronics, mobile communications and home appliances. From 2007 through March 2011, Mr. Nam served as Vice Chairman and Chief Executive Officer of LG Electronics. He previously served as President of LG Corp., the global conglomerate of the LG group of companies, from 2006 to 2007, and as Chief Executive Officer of LG Telecom from 1998 until 2006. Mr. Nam's 35 year career with LG began in 1976. Mr. Nam received a bachelor's degree in economics from Seoul National University. Mr. Nam is a Director of Pohang Iron and Steel Company (POSCO) and GS Retail, a South Korean retailer.

        Mr. Nam has over 35 years of international business experience in the United States and Asia with a global conglomerate where his responsibilities and focus have included strategy, marketing, information technology and operations. Mr. Nam's experience in the corporate office, telecommunications and electronics industries includes 22 years of executive leadership, of which he spent 12 years in CEO positions and four years as vice chairman. Mr. Nam's global business perspective makes him a valuable contributor to the vision of the company.

        Daniel J. Phelan, 63, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Phelan is Senior Advisor to the Chief Executive Officer of GlaxoSmithKline, a manufacturer of pharmaceuticals and consumer health-related products. He also served as Chief of Staff of GlaxoSmithKline from May 2008 until January 2011 and previously was Senior Vice President, Human Resources from 1994. As Chief of Staff, Mr. Phelan was responsible for information technology, human resources, corporate strategy and development, worldwide real estate and facilities, environmental health and safety, and global security. Mr. Phelan received bachelor's and law degrees from Rutgers University and a master's degree from Ohio State University.

        Mr. Phelan brings a range of valuable expertise to the Board. He was chief of staff of a large global health products and pharmaceuticals manufacturer and has served for over 15 years in executive positions where his responsibilities have included information technology, human resource management, strategy, real estate, environmental concerns and global security. In addition, he holds a law degree and has experience advising chief executives, as well as experience in labor law and labor relations, executive compensation, mergers, acquisitions and divestitures, succession planning, leadership development, and pension and benefits design and management.

        Frederic M. Poses, 70, joined our Board of Directors as Chairman in June 2007, immediately following our separation from Tyco International. Mr. Poses is Chief Executive Officer and Partner of Ascend Performance Materials, a manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products, since June 2009. He previously was Chairman and Chief Executive Officer of Trane Inc. (formerly American Standard Companies Inc.), a manufacturer and provider of air conditioning systems and services, vehicle control systems and bath and kitchen products, from January 2000 until its acquisition by Ingersoll Rand in 2008. From 1998 to 1999, Mr. Poses was President and Chief Operating Officer of AlliedSignal, Inc., where he served in various capacities over his career, beginning in 1969. Mr. Poses holds a bachelor's degree in business administration from New York University. Mr. Poses is a Director of Raytheon Company and Chesapeake Energy Corporation and previously served as a Director of Centex Corporation from July 2001 until August 2009 and of WABCO Holdings Inc. for a brief period in 2007 until its spinoff.

        Mr. Poses has extensive leadership experience as chief executive officer and chairman of a large multi-national public manufacturing company for ten years and president and chief operating officer of another large global public manufacturing company. He has served as our chairman for over five years and has demonstrated significant leadership skills as a director for over ten years at several other large public companies. His business career began over 40 years ago as a financial analyst and includes over 20 years in executive management positions.

2013 Annual General Meeting Proxy Statement            17

        Lawrence S. Smith, 65, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Mr. Smith was Executive Vice President from 1995 and Co-Chief Financial Officer from 2002 of Comcast Corporation, a broadband cable provider, until his retirement in March 2007, following which he consulted for Comcast Corporation until 2010. He served in finance and administration positions at Comcast from 1988 to 1995. Prior to joining Comcast, Mr. Smith was Chief Financial Officer of Advanta Corporation. He also worked for Arthur Andersen LLP for 18 years, where he was a tax partner. Mr. Smith has a bachelor's degree from Ithaca College. Mr. Smith is a Director of Air Products and Chemicals, Inc. and was a director of GSI Commerce from 2008 until its acquisition by eBay Inc. in 2011.

        Mr. Smith brings many years of public company experience both as chief financial officer of a large public company and by serving on the boards of international public companies. His significant experience with complex financial and operational issues combined with his knowledge of public reporting requirements and processes brings accounting, financial management and operational insight to the Board. He also has extensive mergers and acquisitions and corporate finance experience. Mr. Smith meets the SEC definition of an audit committee financial expert.

        Paula A. Sneed, 65, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Ms. Sneed is Chair and Chief Executive Officer of Phelps Prescott Group, LLC, a strategy and management consulting firm, since 2008. Previously, she was Executive Vice President of Global Marketing Resources and Initiatives for Kraft Foods, Inc., a worldwide producer of branded food and beverage products, until her retirement in December 2006. She served as Group Vice President and President of Electronic-Commerce and Marketing Services for Kraft Foods North America, part of Kraft Foods, Inc., from 2000 until 2004, and Senior Vice President, Global Marketing Resources and Initiatives from December 2004 to July 2005. She joined General Foods Corporation (which later merged with Kraft Foods) in 1977 and held a variety of general management positions. Ms. Sneed received a bachelor's degree from Simmons College and an MBA from Harvard Graduate School of Business. Ms. Sneed is a Director of Airgas Inc. and Charles Schwab Corporation.

        Ms. Sneed brings proven leadership in strategy development as CEO of a strategy and management consulting firm for five years, and previously as the executive vice president managing a global marketing function and several business divisions of a large public company for six years where she demonstrated expertise in all aspects of marketing and general management for over 25 years. She has over 35 years of experience in corporate and non-profit leadership roles. Ms. Sneed also has over 18 years of corporate director experience including service on audit, compensation and nominating and governance committees, bringing valuable insight to our Board, and has a master's degree in business administration.

        David P. Steiner, 52, joined our Board of Directors in June 2007, immediately following our separation from Tyco International. Since March 2004, Mr. Steiner has served as Chief Executive Officer and a Director of Waste Management, Inc., a provider of integrated waste management services, and also has been its President since June 2010. His previous positions at Waste Management included Executive Vice President and Chief Financial Officer from 2003 to 2004, Senior Vice President, General Counsel and Corporate Secretary from 2001 to 2003 and Vice President and Deputy General Counsel from 2000 to 2001. Mr. Steiner received a bachelor's degree from Louisiana State University and a law degree from the University of California, Los Angeles. Mr. Steiner is a Director of FedEx Corporation.

        Mr. Steiner brings twelve years of large public company leadership experience, including eight as CEO, two as CFO, and two as general counsel or in other legal roles. As a former CFO, he brings finance experience to the Board. He also brings large public company directorship experience to the Board. Additionally, before his large public company experience, Mr. Steiner spent fourteen years in private practice at large law firms. His legal background makes him well suited to address legal and governance issues of the Board.

        John C. Van Scoter, 51, joined our Board of Directors in December 2008. Since February 2010, Mr. Van Scoter has been Chief Executive Officer and President of eSolar, Inc., a producer of modular,

18            2013 Annual General Meeting Proxy Statement

scalable concentrating solar thermal power technology. He also is a Director of eSolar, Inc. From 2005 through 2009, he was Senior Vice President of Texas Instruments Incorporated, a global semiconductor company. During his 25 year career at Texas Instruments, he also held positions as General Manager of the Digital Light Processing (DLP®) Products Division and various Digital Signal Processor business units, manager of application specific integrated circuit (ASIC) product development and engineering, product engineer and technical sales engineer. Mr. Van Scoter holds a bachelor of science degree in mechanical engineering from the University of Vermont.

        Mr. Van Scoter brings significant technology and leadership experience to the Board as CEO of a private energy technology producer and through over 25 years of management and executive positions with a large public technology company. His training in mechanical engineering and experience as a product engineer also is valuable to the Board.

        The Board of Directors has concluded that the experience, qualifications, skills and expertise described above qualify the nominees to serve as Directors of the company.

Board Diversity

        The Nominating, Governance and Compliance Committee regularly reviews the composition of the Board in light of the company's businesses, strategic plan, structure and the current global business and economic environment. The Board demands the highest standards of individual and corporate integrity and is dedicated to diversity, fair treatment, mutual respect and trust. Although the Board does not have a specific board diversity policy, it is constituted of individuals possessing diverse business experience, education, vision, and industry and global market knowledge.

Shareholder Recommendations

        The Nominating, Governance and Compliance Committee will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the committee considers candidates recommended by current directors, company officers, employees and others. The committee screens all candidates in the same manner regardless of the source of the recommendation. The committee's review is typically based on any written materials provided with respect to the candidate. The committee determines whether the candidate meets the company's general qualifications and specific qualities and skills for directors (see above) and whether requesting additional information or an interview is appropriate.

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CORPORATE GOVERNANCE

Governance Principles

        The Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

        To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation and Nominating, Governance and Compliance which are composed entirely of independent directors. Assignments to, and chairs of, the Audit and Management Development and Compensation Committees are recommended by the Nominating, Governance and Compliance Committee and selected by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

        The Nominating, Governance and Compliance Committee reviews the Board's organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the company and has discretion to determine whether at any point in time, the company and its shareholders are best served by combining or separating the roles of Chairman and CEO.

        Since 2007, the company's governance structure has included a non-executive Chairman who is separate from the CEO and presides over meetings of the Board. Annually, the Nominating, Governance and Compliance Committee coordinates an evaluation and assessment of the Board's performance and procedures, including its organization, governance structure and effectiveness. As part of the Board leadership and succession planning completed in connection with the fiscal year 2012 evaluation and assessment, the Board of Directors intends for Mr. Lynch to assume the role of Chairman and Mr. Poses to assume the role of Lead Independent Director during the second quarter of fiscal year 2013.

        The Board believes that at this time it is in the best interests of the company for the positions of Chairman and Chief Executive Officer to be combined and held by the same person. Mr. Lynch's long tenure with the company, and his deep knowledge of the company's day-to-day operations and strategy and the principal risks and opportunities facing the company, will enable the Board's deliberations to remain focused on those matters that are most critical to the company. Mr. Lynch will be able to provide unified leadership and direction for the company, and give clear focus for management to execute the company's strategy and business plans.

        In order to provide an effective counterbalancing governance structure, the Board intends to appoint Mr. Poses as the Lead Independent Director, whose duties would include:

  •
  with Chairman, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;

  •
  chairing an executive session of the independent directors at each formal Board meeting;

  •
  calling and chairing additional meetings of the independent directors where and when appropriate;

  •
  responding to shareholder inquires if required;

  •
  serving as a liaison between the Chairman and independent directors and facilitating communication among directors and between the Board and the CEO;

20            2013 Annual General Meeting Proxy Statement

  •
  working with the CEO to approve information sent to the Board; and

  •
  fulfilling other responsibilities as determined by the Board.

        The Board is normally constituted of between ten and thirteen directors and is comprised of a substantial majority of independent directors. All directors are annually elected by a majority of votes cast at the annual general meeting of shareholders.

Board Oversight of Risk Management

        The Board of Directors is responsible for appraising the company's major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk and manage those risks (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the company's particular exposures to risk.

        The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm the company's major financial and accounting risk exposures and related policies and practices to assess and control such exposures, and assist the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management. The company's risk assessment process was in place for the fiscal year ended September 28, 2012 and followed by the Board of Directors.

        The Management Development and Compensation Committee reviews the company's risks related to chief executive officer succession and succession plans for senior executives, overall compensation structure, incentive compensation plans and equity-based plans, policies and programs, severance programs and change-of-control agreements and benefit programs. The committee meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee's jurisdiction.

        The Nominating, Governance and Compliance Committee reviews the company's policies and risks related to related person transactions required to be disclosed pursuant to U.S. securities rules, the effectiveness of the company's environmental, health and safety management program, the company's enterprise-wide risk assessment processes and the company's compliance programs.

        The Board's role in risk oversight of the company is consistent with the company's leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the company's risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

        The Board has determined that ten of the eleven director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards' independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company), aside from his or her directorship, that could affect his or her judgment.

2013 Annual General Meeting Proxy Statement            21

        The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

        Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Pierre R. Brondeau, Juergen W. Gromer, William A. Jeffrey, Yong Nam, Daniel J. Phelan, Frederic M. Poses, Lawrence S. Smith, Paula A. Sneed, David P. Steiner and John C. Van Scoter. In reaching this determination for Mr. Nam, the Board considered the fact that Mr. Nam is an advisor to, and until March 2011 was CEO and Chairman of, LG Electronics, a Korean company with which TE Connectivity made purchases totaling approximately $12.3 million and sales totaling approximately $1.7 million in fiscal 2012. Such transactions were a result of arms-length commercial dealings between the companies, which were not material individually or in the aggregate. The Board also previously reached this independence determination for Robert M. Hernandez, who did not stand for re-election at our 2012 annual general meeting of shareholders.

Guide to Ethical Conduct

        All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity's code of ethical conduct set forth in the company's manual, "Connecting with our Values: TE Connectivity Guide to Ethical Conduct." The guide is published in the Board of Directors section of TE Connectivity's website at http://www.te.com/aboutus/EthicalConduct.asp.

        Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

        TE Connectivity has an Office of the Ombudsman established by our Audit Committee which ensures a direct, confidential and impartial avenue to raise any concern or issue with compliance or ethics, including concerns about the company's accounting, internal accounting controls or auditing matters, with the Board. The office is designed to field compliance concerns from external constituencies—investors, suppliers and customers—as well as TE Connectivity employees.

        Reporting directly to the Audit Committee of the Board of Directors, the Ombudsman's office is independent of functional management. It seeks the fair, timely and impartial resolution of all compliance and ethics issues. Employees have a number of vehicles to raise issues within TE Connectivity, including a confidential, toll-free phone number and a confidential submission system via the Internet. Concerns also may be sent directly to the Board by mail or by email.

        All concerns are received and promptly reviewed by the Ombudsman and are responded to as quickly as possible. All accounting, audit or control concerns are sent to, and will be addressed by, the Board's Audit Committee.

Communicating Concerns to Directors

        Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

    TE Connectivity Board of Directors
    Attn: Ombudsman
    1050 Westlakes Drive
    Berwyn, PA 19312

22            2013 Annual General Meeting Proxy Statement

        Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/aboutus/contact_board.asp.

Voting Standards for the Election of Directors

        Directors are elected by an affirmative vote of a majority of the votes present, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. Any nominee for director who does not receive a majority of votes present at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

        The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

  •
  in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to an increase in authorized share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the share votes represented and the absolute majority of the par value of the share votes represented, in person or by proxy, at a general meeting of shareholders;

  •
  in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to "freeze-out" of business combinations with "interested shareholders" (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and

  •
  in the case of all other articles, of an absolute majority of the votes represented, in person or by proxy, at a general meeting of shareholders (an "absolute majority" means at least half plus one additional vote represented at a general meeting of shareholders).

2013 Annual General Meeting Proxy Statement            23

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

        The Board of Directors currently consists of eleven directors, all of whom are nominees for election. Frederic Poses serves as Chairman of the Board. During fiscal 2012, Robert M. Hernandez, who did not stand for re-election at the 2012 annual general meeting of shareholders, departed the Board in March 2012 and William A. Jeffrey and Yong Nam were newly elected to the Board in March 2012. The Board held six meetings in fiscal year 2012. Eight of our eleven incumbent directors attended 100% and the three remaining directors attended at least 92% of the total number of meetings of the Board and committees on which they served in fiscal year 2012. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. All directors attended the 2012 annual general meeting of shareholders.

        An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively.

Board Committees

        The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. The charters can be found on the company's website at http://www.te.com/aboutus/boardofdirectors.asp. Each Board committee reports to the Board on their activities at each regular Board meeting.

        The Board has determined that all members of the Audit, Management Development and Compensation and Nominating, Governance and Compliance Committees are independent and satisfy the relevant SEC, NYSE and TE Connectivity additional independence requirements for the members of such committees.

Board Advisors

        Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Audit Committee

        The members of the Audit Committee are directors Lawrence Smith, who chairs the committee, Pierre Brondeau and Juergen Gromer. Paula Sneed was a member of the committee through March 7, 2012 prior to joining the Management Development and Compensation Committee. Dr. Gromer was appointed to the committee on March 7, 2012. The Board has determined that each of Mr. Smith and Dr. Brondeau is an "audit committee financial expert," as defined under SEC rules. The Audit Committee primarily is concerned with the quality and integrity of the company's annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting; the qualifications, independence and performance of the company's independent registered public accounting firm and lead audit partner and the company's Swiss registered auditor; review and oversight of the company's internal audit function; compliance with legal and regulatory requirements; review of financial and accounting risk exposure; assisting the Board in fulfilling its oversight responsibilities regarding the company's policies and guidelines with respect to risk assessment and risk management; and procedures for handling complaints regarding accounting or auditing matters. The committee also oversees the company Ombudsman and the company's Guide to Ethical Conduct. The Audit Committee met nine times in fiscal year 2012. The committee's report appears on pages 60-61.

24            2013 Annual General Meeting Proxy Statement

Management Development and Compensation Committee

        The members of the Management Development and Compensation Committee are directors David Steiner, who chairs the committee, Daniel Phelan and Paula Sneed. Robert Hernandez served as a member of the committee until his departure from the Board in March 2012. Ms. Sneed was appointed to the committee on March 7, 2012. This committee is responsible to ensure succession of senior leadership; review plans for the development of the organization; review and approve compensation, benefits and human resources policies and objectives and whether the company's officers, directors and employees are compensated in accordance with these policies and objectives; review and approve compensation of the company's executive officers other than the Chief Executive Officer and recommend the Chief Executive Officer's compensation for approval by the independent members of the Board; and review and approve management incentive compensation policies and programs and equity compensation programs for employees. This committee met six times in fiscal year 2012. The committee's report appears on page 46. Additional information on the committee's processes and procedures for consideration of executive compensation are addressed in "Compensation Discussion and Analysis" which follows.

Nominating, Governance and Compliance Committee

        The members of the Nominating, Governance and Compliance Committee are directors Frederic Poses, who chairs the committee, William Jeffrey, Yong Nam and John Van Scoter. Dr. Jeffrey and Mr. Nam were appointed to the committee on March 7, 2012. This committee's responsibilities include the selection of director nominees for the Board and the development and review of our Board Governance Principles. The committee annually reviews director compensation and benefits in conjunction with the Management Development and Compensation Committee; oversees the annual self-evaluations of the Board and its committees, as well as director performance; and makes recommendations to the Board concerning the structure and membership of the Board committees. The committee also oversees our environmental, health and safety management system and compliance programs. This committee held six meetings in fiscal year 2012.

Meetings of Non-Management Directors

        The non-management directors met without any management directors or employees present five times in fiscal year 2012. The non-executive chairman of the Board presided at these meetings.

Non-Management Directors' Compensation in Fiscal 2012

        Non-management directors' compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2012 is described under "Compensation of Non-Employee Directors."

Non-Management Directors' Stock Ownership

        To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to three times the annual cash retainer (a total of $240,000, based on the current $80,000 annual cash retainer) within three years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Commencing in fiscal year 2010, each non-employee director received TE Connectivity common shares as the equity component of their compensation, with the exception of Dr. Gromer, who continued to receive deferred stock units. The deferred stock units awarded to non-employee directors in fiscal year 2012 cannot be transferred until the director leaves the Board. As of fiscal 2012 year-end, all of the directors met, or in the case of Dr. Jeffrey and Mr. Nam are on track to meeting, their stock ownership requirements.

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EXECUTIVE OFFICERS

        The following table presents information with respect to our executive officers as of January [    •    ], 2013.

Name	Age	Position(s)
Thomas J. Lynch	58	Chief Executive Officer and Director
Mario Calastri	55	Senior Vice President and Treasurer
Terrence R. Curtin	44	Executive Vice President and President, Industrial Solutions
Joseph B. Donahue	54	Executive Vice President and Chief Operating Officer; President, Network Solutions
Bradley A. Gambill	49	Senior Vice President, Strategy and Business Development
Robert W. Hau	47	Executive Vice President and Chief Financial Officer
John S. Jenkins	47	Executive Vice President and General Counsel
Jane A. Leipold	52	Senior Vice President, Global Human Resources
Steven T. Merkt	45	President, Transportation Solutions
James O'Toole	46	President, Consumer Solutions
Robert J. Ott	51	Senior Vice President and Corporate Controller
Eric J. Resch	55	Senior Vice President and Chief Tax Officer
Michael Robinson	56	Senior Vice President, Operations
Robert N. Shaddock	54	Executive Vice President and Chief Technology Officer
Joan E. Wainwright	52	Senior Vice President, Channel, Marketing and Communications

        See "Nominees for Election" for additional information concerning Mr. Lynch who also is a nominee for director.

        Mario Calastri has been Senior Vice President and Treasurer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President and Assistant Treasurer of Tyco International between 2005 and June 2007. Prior to joining Tyco International, Mr. Calastri was Vice President, Finance and Planning for IBM Global Financing EMEA in 2004 and Assistant Treasurer of IBM Corporation from 1999 to 2003.

        Terrence R. Curtin has been Executive Vice President and President, Industrial Solutions of TE Connectivity since August 2012 and previously served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. He served on the TE Connectivity Board prior to the separation. Mr. Curtin previously served as Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP.

        Joseph B. Donahue has been Executive Vice President and Chief Operating Officer of TE Connectivity since May 2011 and President, Network Solutions since August 2012. Previously he was

26            2013 Annual General Meeting Proxy Statement

President, Transportation Solutions of TE Connectivity from August 2010 through July 2012. He served as President, Global Automotive for the prior two years, and Senior Vice President, Global Automotive from August 2007 until then. From 2006 to August 2007, he was Group Vice President, Woodcoatings Division for Valspar Corporation, a manufacturer of commercial and industrial coating. Over the prior 16 years, Mr. Donahue held a variety of senior management roles at TE Connectivity and AMP Incorporated, leading the North America automotive business from 2001 to 2006.

        Bradley A. Gambill has been Senior Vice President, Strategy and Business Development since September 2012. From February 2011 to August 2012, Mr. Gambill served as Group Chief Strategy Officer for Singapore Telecommunications, an Asian telecommunications company. Prior to that, from July 2009 until February 2011, he served as Executive Vice President and Chief Strategy Officer of LG Electronics in South Korea. From November 2004 through June 2009, Mr. Gambill served in various leadership roles with Innosight, LLC, Innosight Asia Private Limited, Innosight Ventures, Inc. and Innosight Ventures Private Limited, including founding Innosight's Asian operations and Innosight's venture capital subsidiary.

        Robert W. Hau has been Executive Vice President and Chief Financial Officer at TE Connectivity since August 2012. He previously served as Executive Vice President and Chief Financial Officer at Lennox International Inc., beginning in October 2009. Prior to that, he served as Vice President and Chief Financial Officer for Honeywell International's Aerospace Business Group from 2006 to 2009. Mr. Hau joined Honeywell (initially AlliedSignal) in 1987 and served in a variety of senior financial leadership positions, including Vice President and Chief Financial Officer for the company's Aerospace Electronic Systems Unit and for its Specialty Materials Business Group.

        John S. Jenkins has been Executive Vice President and General Counsel at TE Connectivity since October 2012. Previously he was Vice President, Corporate Secretary and International General Counsel for Tyco International from 2005 and prior to joining Tyco International in 2003, was a litigator with McGuireWoods, LLP.

        Jane A. Leipold has been Senior Vice President, Global Human Resources for TE Connectivity since 2006 and was previously Vice President, Global Human Resources since 2001. She has a total of 31 years of TE Connectivity, Tyco Electronics and AMP Incorporated experience and has held various human resources, purchasing and engineering positions.

        Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Mr. Merkt previously served as President of TE Connectivity's Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989.

        James O'Toole has been President, Consumer Solutions at TE Connectivity since June 2011 and prior to that led the Circuit Protection and Touch Solutions businesses since joining TE Connectivity in 2009. Prior to that from 2006 to 2009, he served as Executive Vice President and General Manager for the Interior Modules business for Continental AG.

        Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance-Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001.

        Eric J. Resch has been Senior Vice President and Chief Tax Officer of TE Connectivity since our separation from Tyco International in June 2007 and he served on the TE Connectivity Board prior to the separation. He was Vice President, Tax Reporting of Tyco International from 2003 until June 2007.

2013 Annual General Meeting Proxy Statement            27

Prior to joining Tyco International, Mr. Resch was Director, Tax Reporting for United Technologies Corporation from 2001 to 2003.

        Michael Robinson has been Senior Vice President, Operations of TE Connectivity since August 2007. Prior to that, he spent 27 years at United Technologies Corporation where he most recently was Vice President of Operations for the Residential and Light Commercial International business at Carrier Corporation. Mr. Robinson began his United Technologies career with Pratt & Whitney where he held a series of operations and engineering positions over 22 years.

        Robert N. Shaddock has been Executive Vice President and Chief Technology Officer of TE Connectivity since January 2012, and prior to that served as Senior Vice President and Chief Technology Officer since September 2008. Previously, he was Senior Vice President of the Consumer Products business at Motorola from August 2007 to August 2008 and prior to that he was Chief Technology Officer for Motorola's Mobile Devices business since January 2004.

        Joan E. Wainwright has been Senior Vice President, Channel, Marketing and Communications at TE Connectivity since May 2011. She joined the company in June 2006 as Senior Vice President, Communications and Public Affairs. Ms. Wainwright was named Senior Vice President, Marketing and Communications in February 2008 and assumed additional responsibility for TE's Channel business unit in May 2011. Previously, she served as Vice President, Public Affairs and Vice President, Corporate Communications for Merck & Co., Inc. from June 2000 to June 2006. Ms. Wainwright also served as Deputy Commissioner of Communications for the U.S. Social Security Administration and in the communications and public relations departments of the University Health System of New Jersey, the Children's Hospital of Philadelphia, the University of Delaware and Villanova University.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        Our Management Development and Compensation Committee (the "MDCC") is responsible for establishing and overseeing compensation programs that comply with TE Connectivity's executive compensation philosophy. As described in this Compensation Discussion and Analysis ("CD&A"), the MDCC has established a disciplined process for setting executive compensation. This process involves analyzing factors such as company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The Board must approve compensation decisions for the Chief Executive Officer, and the MDCC approves compensation decisions for all other executive officers. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

        This CD&A will focus on the compensation awarded to TE Connectivity's "named executive officers"—the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executive officers. The following table shows the named executive officers and their primary compensation for fiscal 2012. Typically there are five named executive officers, but for fiscal 2012 we have six because two individuals served as Chief Financial Officer during the year. You can find more complete information about all elements of compensation for the named executive officers in the Summary Compensation Table that appears on page 47.

Name	Title	Base Salary	Annual Incentive (cash bonus)	Long-Term Incentive (restricted stock and options)(1)
Thomas J. Lynch	Chief Executive Officer	$1,000,000	$1,062,500	$7,385,146
Robert W. Hau(2)	EVP and Chief Financial Officer	$89,308	$907,387	$2,050,309
Terrence R. Curtin	EVP and President, Industrial Solutions(3)	$581,756	$445,044	$2,215,734
Joseph B. Donahue	EVP and Chief Operating Officer; President, Network Solutions(4)	$605,000	$613,651	$2,110,072
Robert N. Shaddock	EVP and Chief Technology Officer	$493,523	$375,328	$1,160,460
Robert A. Scott	EVP and General Counsel	$551,250	$351,422	$1,688,032

(1)
Value at date of grant; not necessarily the value the executive will realize.

(2)
Mr. Hau became CFO effective August 1, 2012. He received a fiscal 2012 bonus prorated based on his hire date, as well as a sign-on cash bonus and stock award to compensate for bonus and stock awards he forfeited when he left his previous employer. Half of the sign-on bonus was paid in August 2012; the remainder will be paid in December 2012. The company imposed a three-year clawback provision on the total amount of the sign-on bonus.

(3)
For all of fiscal 2012 until August 1, 2012, Mr. Curtin was EVP and Chief Financial Officer.

(4)
For all of fiscal 2012 until August 1, 2012, Mr. Donahue was President, Transportation Solutions.

Fiscal 2012 Executive Compensation Highlights

        This section identifies the most significant decisions and changes made regarding TE Connectivity's executive compensation in fiscal 2012. Each item is discussed in more detail on the pages noted.

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  Say on Pay Vote Results

  At the last annual meeting, shareholders expressed support for our executive compensation programs, with almost 81% of shareholders voting to ratify the compensation of our named executive officers. See page 42.

  Overall Structure

  •
  We continue to structure our executive compensation programs to rely heavily on performance through the use of annual and long-term incentive programs. See pages 35-41.

  •
  Equity awards continue to be a substantial component of long-term compensation for our executive officers. Long-term incentive awards are granted primarily in the form of stock options and, beginning in fiscal 2013, performance stock units (PSUs) to ensure that pay opportunities are linked to shareholder return and to maximize share ownership by our executive officers. See pages 38-41.

  Base Salaries

  There were no merit increases in base salary for the named executive officers in fiscal 2012, but Mr. Shaddock was awarded an increased base salary in conjunction with a promotion. All of the named executive officers will receive increases in their base pay effective January 1, 2013. See page 35.

  Annual Incentives

  •
  We redesigned our annual incentive plan in fiscal 2011 to focus on four key financial metrics and a quantitative customer service measure. We followed that redesigned plan in fiscal 2012, but the MDCC has made changes for fiscal 2013. See pages 35-38.

  •
  Fiscal 2012 results overall were not as strong as planned and not all of our business units performed at or above target performance levels. Consistent with our philosophy, annual incentive plan payouts to each named executive officer reflected the performance of his particular business unit or overall company performance, as applicable, though the MDCC has limited discretion to recognize superior individual performance. See pages 35-38.

  Long-Term Incentives

  Long-term incentive grant levels were slightly higher than fiscal 2011 values for most of our named executive officers to recognize significant individual performance, increased responsibilities, and leadership critical to driving future shareholder value. See pages 38-40.

  Governance

  We included a "clawback" provision in all executive officer fiscal 2012 incentive award agreements (both annual and long-term) to enable TE Connectivity to recover those awards if the MDCC determines they were based on erroneous financial information.

        The MDCC will continue to follow the disciplined review process it has established in order to ensure that executive compensation programs meet the objectives of our executive compensation philosophy.

Executive Compensation Philosophy

        Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and

30            2013 Annual General Meeting Proxy Statement

retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and performs an annual assessment of the company's executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

        Shareholder alignment—Our executive compensation programs are designed to create shareholder value. Long-term incentive awards, which make up a significant percentage of our executives' total compensation, closely align the interests of executives with the long-term interests of our shareholders.

        Performance based—Many components of our executive compensation package are linked to performance. For example, annual cash incentive awards are tied to overall corporate, segment or business unit measures that distinguish our highest from our lowest performing business units. Our program also permits limited discretion to recognize superior business unit or individual performance. Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. Through fiscal 2012, long-term incentive awards were granted primarily in the form of stock options. Beginning with fiscal 2013, we also will award performance stock units.

        Appropriate risk—Our executive compensation programs are designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance.

        Competitive with external talent markets—Our executive compensation programs are designed to be competitive within the relevant markets. In particular, we consider compensation for comparable executives within both a general peer group of companies that compete with us for executive talent and a peer group of companies in the electronics industry.

        Focus on executive stock ownership—The TE Connectivity Ltd. Share Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership.

        Simple and transparent—Our executive compensation programs are designed to be readily understood by our executives and transparent to our investors.

Role of the Management Development & Compensation Committee

        The MDCC reviews, analyzes and approves the design of the company's executive compensation policies and programs; administers the company's stock incentive plans, including reviewing and approving equity incentive awards for executive officers; and reviews and approves all compensation decisions relating to the executive officers other than the Chief Executive Officer.

        The MDCC makes recommendations to the independent members of the Board regarding Mr. Lynch's compensation. The recommendations are based on factors such as Mr. Lynch's performance, the company's performance and competitive market data provided by the independent compensation consultant. The MDCC discusses and evaluates these recommendations in an executive session attended only by the committee members, the compensation consultant, and TE Connectivity's Senior Vice President, Global Human Resources, who attends primarily to provide contextual information. Mr. Lynch does not attend these meetings.

        All members of the MDCC meet the independence requirements of the New York Stock Exchange. Each MDCC member also is a "non-employee director" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

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Role of Management

  Chief Executive Officer Compensation

        The MDCC does not anticipate that management will have any role in developing Chief Executive Officer compensation except for providing relevant data relating to the Chief Executive Officer's performance and compensation history.

  Other Named Executive Officer Compensation

        Mr. Lynch makes recommendations to the MDCC relating to compensation actions for the other executive officers, including the other named executive officers. He bases these recommendations on his assessment of each executive officer's performance and contributions to strategic initiatives, competitive market data provided by the compensation consultant, and other factors he deems relevant. These factors may include differences in an executive's responsibilities versus the role reflected in the competitive market analysis, internal pay equity and relative importance of an executive's role with TE Connectivity, level of experience and compensation history. The Senior Vice President, Global Human Resources, is present when the MDCC and Mr. Lynch discuss compensation actions for the other named executive officers.

Role of the Compensation Consultant

        Under its charter, the MDCC has authority to retain consultants, counsel, accountants and others to help the members perform their duties. During fiscal 2012, the MDCC retained Pay Governance LLC to be its independent compensation consultant. Pay Governance reports directly to the MDCC, and only the MDCC has the discretion to terminate the consultant's services. Pay Governance is not permitted to provide any services to the company outside of its services to the MDCC except with prior approval of the MDCC chair. During fiscal 2012, Pay Governance did not provide any additional services to the company.

        Pay Governance helps develop the company's executive compensation programs and executive pay levels, and generally advises the MDCC on executive compensation issues and trends. In fiscal 2012, the consultant performed the following services:

  •
  Evaluated the competitive position of the executive officers' total compensation packages relative to the company's peer groups

  •
  Facilitated a review of the company's compensation philosophy and rewards strategy relative to our business model and industry trends

  •
  Provided advice regarding annual and long-term incentive guidelines for executive officers

  •
  Provided ongoing advice on the design of annual cash and long-term equity incentive programs

  •
  Briefed the MDCC on executive compensation trends among members of the company's peer groups

  •
  Provided advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels

  •
  Provided advice to the MDCC on the Chief Executive Officer's compensation

  •
  Reviewed the results of the company's annual compensation risk assessment

  •
  Reviewed the company's peer group approach

  •
  Conducted a competitive analysis of the company's executive programs, including the TE Connectivity Severance Plan and the TE Connectivity Change in Control Severance Plan

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Peer Groups

        We use two distinct peer groups to benchmark market practices on compensation for executive officers. One peer group reflects the executive talent market generally; the other focuses on our industry. This two-pronged approach provides broad, yet highly relevant, information regarding executive compensation practices and trends. The MDCC reviews the peer group structure annually.

        The primary talent market peer group comprises companies across a range of industries in which TE Connectivity competes for executive talent. Since we typically do not restrict executive recruiting solely to individuals working in the electronics industry, the MDCC believes it is appropriate to establish a benchmark peer group that covers an array of companies. The industries included in the primary talent market peer group are aerospace and defense; electronic, electrical and scientific equipment and components; and industrial manufacturing. The primary talent market peer group consists of 74 companies, listed in Appendix A, with publicly disclosed fiscal-annual revenues ranging from $683 million to $68.7 billion and a median of $4.6 billion. Data obtained from this group is adjusted to reflect the relative size of TE Connectivity within the group.

        The secondary peer group comprises companies within the electronics industry. We use the secondary peer group to identify any differences in compensation practices between our industry peers and the broader primary talent market peer companies. As shown below, there currently are 17 companies in the secondary industry peer group, with publicly disclosed fiscal-annual revenues ranging from $3.6 billion to $40.8 billion and a median of $12.3 billion.

3M Company	Exelis Incorporated*
Agilent Technologies Inc.	General Dynamics Corporation
Amphenol Corporation	Harris Corporation
Cooper Industries, Ltd.	Honeywell International Inc.
Corning Incorporated	Johnson Controls, Inc.
Danaher Corporation	Molex Incorporated
Eaton Corporation	Parker Hannifin Corporation
EMC Corporation	SPX Corporation
Emerson Electric Co.

*
In prior years, ITT Corporation was part of the secondary peer group. ITT Corporation split into three independent companies in 2011. One of those companies—Exelis—meets the criteria for our peer group.

        The benchmark data is compiled by the compensation consultant. As discussed below, the MDCC uses this information to ensure that our compensation levels and programs are competitive with the compensation paid by the companies we may compete with for executive talent, but the benchmark data is just one of the factors used in setting executive compensation levels.

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Compensation Overview—Process

        The company's total compensation package for executive officers, including named executive officers, consists of the following elements:

  •
  Base salary

  •
  Annual cash incentives

  •
  Long-term equity incentives

  •
  Executive benefits and perquisites

  •
  Broad-based retirement and health and welfare benefits

        In determining the appropriate total compensation level for each executive officer, the MDCC first considers the market reference point. Specifically, the MDCC will look at the 50th percentile of our primary talent market peer group for the executive officer's particular role for total direct compensation and for the individual components of base salary, target bonus and target long-term incentive awards. Starting with that data, the MDCC then evaluates other factors, including differences in the executive's responsibilities versus the benchmark role, internal pay equity and relative importance of the executive's role with TE Connectivity, individual performance and contributions to strategic initiatives, level of experience, and compensation history.

        The MDCC then conducts a comprehensive assessment of total compensation with the assistance of the compensation consultant. The assessment for each executive officer analyzes current base salary, target annual incentive opportunity, target long-term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation (target total cash compensation plus the target long-term incentive opportunity) in light of current market practices. The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer's compensation history, job responsibilities, tenure with the company, and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer's compensation compares to the benchmark amount and to the amounts awarded to other executive officers.

        Finally, the Chief Executive Officer provides the MDCC with a more detailed performance assessment for the other executive officers and makes his recommendations concerning compensation actions.

        With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations for our executive officers. The MDCC and Board follow a similar process to set the Chief Executive Officer's compensation. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ from the market reference point. Similarly, the MDCC may approve a total compensation package or individual compensation components that exceed the market reference point for a critical management role in order to attract a highly qualified external candidate.

        In addition to base pay, annual cash incentives and long-term equity incentives, executive officers in the United States receive limited perquisites in the form of a cash allowance. However, beginning January 1, 2013, the separate allowance will be discontinued for U.S.-based named executive officers, and their base salaries will be adjusted to recognize that change. Perquisites for executive officers outside the United States are based on local market practice. Broad-based employee benefit programs also are provided to executive officers on the same basis as all other employees.

34            2013 Annual General Meeting Proxy Statement

September 2012 Compensation Assessment

        In September 2012, the MDCC, with the assistance of the compensation consultant, conducted an assessment of each executive officer's fiscal 2012 compensation in the manner described above. This assessment indicated that the total direct compensation levels for some of our named executive officers varied from the applicable market reference points. The fiscal 2012 total direct compensation levels for Messrs. Lynch, Hau and Donahue were positioned within fifteen percent of the 50th percentile of their peer market reference points, but total direct compensation levels for Messrs. Curtin and Shaddock were positioned closer to the 75th percentile. The MDCC is comfortable that total compensation levels for Messrs. Curtin and Shaddock are appropriate and consistent with our executive compensation philosophy. While assuming his new role leading the Industrial Solutions business segment, Mr. Curtin continues to serve as a key advisor to the CEO due to his recent tenure as CFO. Mr. Shaddock serves in a critically influential capacity setting strategic direction across the businesses on technology.

        Mr. Scott has stepped down from his role of EVP and General Counsel effective October 22, 2012, and will remain as EVP reporting to the CEO until December 31, 2012. Thereafter he will be taking on CEO directed projects in a part time capacity until retirement. Due to Mr. Scott's role change, his total direct compensation was not assessed.

        As discussed below under the heading "Elements of Compensation," the results of the September 2012 competitive compensation assessment helped the MDCC to set base salaries, annual and long-term incentive targets, and actual long-term incentive grant values for the executive officers for fiscal 2013.

Elements of Compensation

  Base salary

        Base salary provides fixed compensation for performing the executive's core duties and responsibilities. For fiscal 2012, no named executive officer received a merit increase. Mr. Shaddock was awarded a salary adjustment because he was promoted to Executive Vice President and he assumed an expanded role leading the development of our China strategy. For 2013, in lieu of merit increases, the MDCC approved base salary adjustments for the named executive officers that recognize the elimination of the perquisite allowance, as described on page 43.

  Annual Incentive Awards

        The annual incentive program is designed to reward executive officers for achieving fiscal year financial performance goals at the corporate, segment or business unit level, with some limited discretion permitted to reward individual performance. The MDCC intends the annual incentive award program to provide market competitive awards for performance achieved at predetermined target levels.

        Our annual incentive awards typically are structured as cash payments. Within ninety days of the start of each fiscal year, the MDCC establishes the applicable performance criteria, which include minimum performance thresholds required to earn any award, target performance goals required to earn a payment of 100%, and a maximum performance level required to earn the maximum bonus permitted. At the same time, the MDCC establishes a target bonus percentage. If the company attains one of the established financial goals, executive officers will receive an award based on the target bonus percentage, which is expressed as a percentage of base salary. No annual incentive payments are made if threshold performance levels are not achieved, absent extenuating circumstances that the MDCC believes merit an exception. Payouts typically change proportionately for achievement at levels between goals. Although the payout on an individual metric may reach 300%, if the MDCC determines that

2013 Annual General Meeting Proxy Statement            35

performance has been exceptional, we impose a cap (200% of target in fiscal 2012) on the maximum amount that can be earned for all metrics combined.

        The target bonus percentages for fiscal 2012 were 75% for Mr. Hau (prorated based on his hire date), Mr. Scott and Mr. Shaddock; 90% for Mr. Donahue and Mr. Curtin; and 125% for Mr. Lynch. For fiscal 2013, target bonus percentages remain at 90% for Messrs. Donahue and Curtin, increase to 80% for Messrs. Shaddock and Hau, and increase to 150% for Mr. Lynch to be consistent with market practice.

        In order to provide an adequate balance and avoid excessive risk, the MDCC typically evaluates several performance metrics to calculate annual incentive award payouts. In fiscal 2012, we looked at the following five financial and operational measures—each weighted 20%. With the exception of earnings per share, we evaluate these measures at both the corporate level and the business unit level.

  •
  Corporate earnings per share

  •
  Operating income

  •
  Free cash flow

  •
  Operating income margin

  •
  Customer service

        The customer service metric is a quantitative measure incorporated to improve the timeliness of product delivery to our customers, and is tailored to the particular circumstances of each business unit. The corporate level bonus score for the customer service metric is the revenue-weighted average of the customer service metric scores for each business unit.

        For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal 2012, the adjustments to EPS, operating income and operating income margin were as follows (i) exclusion of the costs associated with the acquisition and integration of Deutsch Group SAS ("Deutsch"), (ii) exclusion of restructuring and other related charges, (iii) exclusion of other income related to reimbursements by Tyco International and Covidien plc in connection with pre-separation tax matters, (iv) exclusion of income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and (v) exclusion of income tax expense associated with certain non-U.S tax rate changes. In addition, free cash flow was adjusted from cash flows from continuing operating activities, the most comparable GAAP measure, by (i) including net capital expenditures, (ii) excluding net payments related to pre-separation tax matters, (iii) excluding payments related to accrued interest on debt assumed in the acquisition of Deutsch, and (iv) excluding certain payments to settle Deutsch acquisition-related foreign currency derivative contracts. The performance results used for the annual incentive program include the results from the company's Touch Solutions and TE Professional Services businesses for the first six months of fiscal 2012. Both businesses were sold in fiscal 2012, and for external reporting purposes, these businesses are treated as discontinued operations whose results are excluded from the company's fiscal 2012 financial results.

36            2013 Annual General Meeting Proxy Statement

        The table below shows the performance range for payouts under the fiscal 2012 annual incentive program, as well as the payouts to be awarded for threshold or maximum performance.

Metric	Threshold	Target	Maximum*	Threshold payout	Target payout	Maximum payout*
EPS	80%	100%	120%	50% of target	100% of target	200% of target
Operating income	80%	100%	120%	50% of target	100% of target	200% of target
Free cash flow	80%	100%	120%	50% of target	100% of target	200% of target
Operating income margin	90%	100%	110%	50% of target	100% of target	200% of target
Customer service	Varies by business unit			50% of target	100% of target	200% of target

*
For exceptional performance on an individual metric that exceeds the maximum goal, the MDCC will reward results of up to 300%, but the total award payout for an individual employee can never exceed 200%.

        No individual performance metrics were assigned to any executive officer under the fiscal 2012 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts by up to 25% (higher or lower) based on its subjective evaluation of the individual or business unit performance during the fiscal year. However, all discretionary adjustments must net out to zero; the total earned annual incentive award pool available for payout cannot be increased. In addition, there is a discretionary award pool of $10 million (10% of the total target annual incentive award pool amount) that, with the MDCC's approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of the performance results against the established financial measures.

        Although Messrs. Curtin and Donahue both changed job responsibilities effective August 1, 2012, their respective annual incentive awards were based on the positions they held for the majority of fiscal 2012. Mr. Hau received a prorated annual incentive award for fiscal 2012 based on his hire date.

        Fiscal 2012 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Transportation Solutions business unit (for Mr. Donahue) were as follows:

Corporate Level: Messrs. Lynch, Curtin, Hau, Scott and Shaddock

Performance Measure	Target	Results	Performance % to Target	Bonus Score
EPS (20%)	$3.32-$3.62	$2.92	88.0%	63.0%
Operating Income (20%)	$2,026-$2,193	$1,782	88.0%	63.9%
Free Cash Flow (20%)	$1,416	$1,462	103.2%	116.2%
OI Margin (20%)	13.7%-14.3%	13.1%	95.6%	72.7%
Customer Service Metric (20%)	*	*		116.2%
Corporate Level Earned Award:				86.4%

2013 Annual General Meeting Proxy Statement            37

Transportation Solutions: Mr. Donahue

Performance Measure	Target	Results	Performance % to Target	Bonus Score
EPS (20%)	$3.32-$3.62	$2.92	88.0%	63.0%
Business Unit Operating Income (20%)	*	*	100.0%	100.0%
Business Unit Free Cash Flow (20%)	*	*	117.0%	185.5%
Business Unit OI Margin (20%)	*	*	99.5%	96.9%
Customer Service Metric (20%)	*	*		117.9%
Transportation Solutions Earned Award:				112.7%

*
The company has determined that disclosure of the performance targets and results for the Transportation Solutions business unit, which operates primarily in a singular defined market, would result in competitive harm, as would disclosure of the performance targets and results for all Customer Service metrics. In setting the performance targets for the Transportation Solutions business, the MDCC established targets that represented reasonable growth over fiscal year 2011 attained performance levels and were deemed to be attainable assuming strong performance throughout the segment and anticipated economic conditions. In setting the customer service metrics for each business unit, the MDCC established targets that represented significant improvement over the fiscal year 2011 attained performance levels and were deemed to be difficult to attain assuming strong performance and anticipated economic conditions.

        The Corporate Level Earned Award score was adjusted to 85% to more appropriately reflect overall business performance, and is the award percentage used in calculating the fiscal 2012 annual incentive payouts for Messrs. Lynch, Curtin, Hau, Scott and Shaddock. The Transportation Solutions Earned Award score is the award percentage used in calculating Mr. Donahue's fiscal 2012 annual incentive payout. In other words, Messrs. Lynch, Hau, Curtin and Scott received annual incentive payouts equal to 85% of their target awards, and Mr. Donahue received an annual incentive payout equal to 112.7% of his target award. Mr. Shaddock's fiscal 2012 annual incentive payout was increased from 85% to 100% of his target award in recognition of outstanding contributions to date driving innovation, engineering productivity, and automation across the company.

        The company did not use any of the $10 million discretionary pool to increase any employee's annual incentive payout.

        For fiscal 2013, the same four financial metrics (EPS, operating income, free cash flow and operating income margin) will be used. In addition, the customer service metric will be replaced with a growth, productivity or quality metric as appropriate considering the business unit's key initiatives for the year. The payout ranges described in the chart on page 37 are unchanged for fiscal 2013. The performance ranges also are unchanged, except for the EPS metric, which will have a threshold level of 90% and a maximum level of 110%.

  Long-Term Incentive Awards

        The company uses long-term incentive awards in the form of stock options and restricted stock units (and, as of fiscal 2013, performance stock units, or PSUs) to deliver competitive compensation that recognizes employees for their contributions and aligns executive officers with shareholders in focusing on long-term growth and stock performance. As part of the company's compensation philosophy, the MDCC concluded that annual grants of long-term incentive awards to executive officers typically should be competitive relative to our primary talent market peer group, but should deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak.

38            2013 Annual General Meeting Proxy Statement

        Stock options have a ten-year term and vest over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date. Restricted stock units vest equally over four years starting on the first anniversary of the grant date. We believe this vesting schedule encourages executives to remain with TE Connectivity and strive to continually improve shareholder value.

        The company does not have a specific policy for allocating long-term equity incentive awards among the different forms of equity, but determines each year what is appropriate in light of the then-current circumstances. However, consistent with our philosophy that a majority of an executive officer's compensation should be performance-based and aligned with shareholders' interest, long-term equity incentive awards for executive officers are weighted heavily in the form of stock options and, effective fiscal 2013, PSUs.

        In order to facilitate the long-term equity incentive grant process and promote internal pay equity, the MDCC has established guidelines that group certain executive officers (excluding Mr. Lynch) together in separate grant ranges based on factors such as market benchmark data, similarity in roles and scope of business, or the impact of the executive officer's role on the organization. The MDCC then assigns an equity value range for each executive officer group based on applicable competitive market data. Grant values actually awarded to each executive are intended to be within the ranges assigned, although the MDCC may grant awards outside an assigned range to recognize exceptional or below average performance. The MDCC reviews the guidelines annually and adjusts them as appropriate.

        To determine the value of each executive officer's long-term equity incentive award in any year, the MDCC refers to the equity grant guidelines, assesses the executive's future potential, and also considers the same factors generally considered for other components of total compensation—internal pay equity, individual performance and contributions to strategic initiatives, level of experience, and compensation history. As with the other components of total compensation, Mr. Lynch makes a recommendation regarding long-term equity incentive awards for each executive officer.

        In determining its annual long-term equity incentive award recommendation for Mr. Lynch, the MDCC reviews the applicable market reference data, competitive compensation analysis, and any additional input from the compensation consultant, and also assesses Mr. Lynch's performance. Based on this information, the MDCC presents a recommendation to the independent members of the full Board for consideration.

  Fiscal 2012 Long-Term Incentive Awards

        For purposes of fiscal 2012 long-term equity incentive grants, Messrs. Curtin and Donahue were grouped together in the same long-term incentive range and Messrs. Scott and Shaddock were grouped in separate ranges consistent with other senior executives at their level in the organization. (Mr. Hau did not receive a long-term equity incentive grant for fiscal 2012.) For our named executive officers other than Mr. Lynch and Mr. Hau, the equity value ranges for the fiscal 2012 long-term equity incentive awards were as follows:

  •
  Messrs. Curtin and Donahue—$900,000–$2,700,000

  •
  Mr. Scott—$500,000–$1,500,000

  •
  Mr. Shaddock—$350,000–$1,050,000

        Annual long-term equity incentive awards for fiscal 2012 were granted in the first quarter of the fiscal year. The values of these awards for the named executive officers appear in the Summary Compensation and Grants of Plan-Based Awards Tables. As in prior years, the fiscal 2012 equity incentive awards for executive officers were made in the form of stock options (70%) and restricted stock units (30%).

2013 Annual General Meeting Proxy Statement            39

        The equity award values approved by the MDCC for the named executive officers for fiscal 2012 were as follows:

Mr. Lynch	$7,000,000
Mr. Curtin	$2,100,000
Mr. Donahue	$2,000,000
Mr. Scott	$1,600,000
Mr. Shaddock	$1,100,000

        While both Mr. Scott and Mr. Shaddock received awards with values slightly above the equity grant ranges, the MDCC thought it appropriate to recognize each of them for their continued strong performance through fiscal 2011.

        In establishing Mr. Lynch's award, the MDCC considered Mr. Lynch's continued strong leadership of the company through another successful year in fiscal 2011, and the competitive total direct compensation and long-term incentive benchmark data from the company's two peer groups.

  Fiscal 2013 Long-Term Incentive Awards

        Annual long-term equity incentive awards for fiscal 2013 were granted in November 2012. (These equity awards are not reflected in the Summary Compensation or Grants of Plan-Based Awards tables because those tables only cover fiscal 2012.) As part of the annual award process, the MDCC reviewed and revised the equity value ranges to reflect updated market data and changes in the executive officers' roles. Under the revised equity value ranges for fiscal 2013, Messrs. Curtin, Donahue and Hau are grouped together in the same long-term incentive range and Mr. Shaddock is grouped together with other executives in a different long-term incentive range. Notwithstanding the change in his role, the MDCC determined that Mr. Curtin should remain in the same executive grouping for long-term incentive planning purposes as in previous years when he held the role of Chief Financial Officer. The MDCC believed that, as one of the top key executives in the company who accepted a role as general manager of a very complex business unit, Mr. Curtin should not be assigned to a lower long-term incentive range. For our named executive officers (other than Mr. Lynch), the equity value ranges for the fiscal 2013 long-term equity incentive awards were as follows:

  •
  Messrs. Hau, Curtin and Donahue—$1,000,000–$3,000,000

  •
  Mr. Shaddock—$600,000–$1,800,000

        Mr. Scott is retiring and will not receive a long-term incentive award for fiscal 2013.

        The fiscal 2013 equity incentive awards for the named executive officers were in the form of stock options (50%), PSUs (30%) and restricted stock units (20%). The equity award values approved by the MDCC for the named executive officers for fiscal 2013 were as follows:

Mr. Lynch	$7,000,000
Mr. Hau	$1,800,000
Mr. Curtin	$2,300,000
Mr. Donahue	$2,300,000
Mr. Shaddock	$1,500,000

40            2013 Annual General Meeting Proxy Statement

        The value of the fiscal 2013 equity incentive award for Mr. Lynch is aligned with market practice. The value of the fiscal 2013 equity incentive awards for Messrs. Hau, Curtin and Donahue are within 15% of the midpoint of the long-term incentive ranges established by the MDCC. Mr. Shaddock's equity incentive award is 25% above midpoint of the long-term incentive range established by the MDCC. The MDCC approved Mr. Shaddock's 2013 equity incentive award for the same reasons considered in determining Mr. Shaddock's fiscal 2012 annual incentive payout.

        The PSUs granted provide the named executive officer the opportunity to earn shares of the company's stock based on the company's EPS growth relative to the Standard & Poor's 500 Non-Financial Companies Index over a three-year performance cycle. In each year of the performance cycle, one-third of the PSUs granted (the "annual target amount") can be earned based on the predetermined performance schedule. Annually, a minimum threshold must be achieved in order for any portion of the PSUs to be earned. Specifically, in any year that the company's EPS growth is within the 45th to 55th percentile of the index, the annual target amount will be reserved for delivery to the named executive officer following completion of the three-year performance cycle. If the company's results are higher, up to 200% of the annual target amount will be reserved for delivery. If results are lower, a smaller percentage will be reserved for delivery, and no PSUs will be reserved if the performance threshold has not been met. PSUs that have been reserved will vest at the end of the three-year performance cycle. The named executive officer also will receive dividend equivalent stock units commensurate with the portion of the PSUs that are reserved and vested.

  Pay Mix

        The company does not have a defined policy to dictate the allocation between fixed and performance-based compensation or between annual and long-term compensation. The pay mix for each named executive officer is driven largely by two concerns: to deliver compensation primarily through performance-based components that align the executives' interests with those of our shareholders, and to deliver a competitive pay mix relative to our peer benchmark companies. Management and the MDCC periodically review the pay mix to ensure that the allocation achieves those goals.

        The following table shows our pay mix for fiscal 2012, based on the data reported in the Summary Compensation Table. As indicated, performance-based incentives constituted at least 66%, and as much as 86%, of fiscal 2012 compensation for the named executive officers. The allocations differ among the named executive officers because of market practice for their respective positions.

	Base Salary Rate	Long-Term Incentives	Non-Equity Incentive	Other Compensation
Lynch	10%	75%	11%	4%
Hau(1)	3%	66%	2%	29%
Curtin	17%	65%	13%	5%
Donahue	17%	60%	17%	6%
Scott	20%	62%	13%	5%
Shaddock(2)	22%	50%	16%	12%

(1)
The amount shown in the "Other Compensation" column for Mr. Hau includes his cash sign-on bonus and relocation expense.

(2)
The amount shown in the "Other Compensation" column for Mr. Shaddock includes his rental housing payments and company car-related expenses, but excludes the value of the other benefits paid on Mr. Shaddock's behalf as a result of his assignment in China. For more information, see

2013 Annual General Meeting Proxy Statement            41

  footnote (a) of the "All Other Compensation" table in the Summary Compensation Table section of this proxy statement.

  Tax Deductibility of Executive Compensation

          Section 162(m) of the Internal Revenue Code limits the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualifies as performance-based or is otherwise exempt from Section 162(m). Annual incentive bonuses, stock options and other performance-based awards made to executive officers under our 2007 Stock and Incentive Plan are intended to qualify as performance-based compensation for these purposes.

          In evaluating compensation programs covering our executive officers, the MDCC considers the potential impact on the company of Section 162(m) and generally intends to maximize deductibility of compensation. However, the MDCC reserves the right to approve nondeductible compensation where necessary to achieve our overall compensation objectives and to ensure the company makes appropriate payments to executive officers.

  Shareholder Advisory Vote on Executive Compensation

          Although the advisory shareholder vote on executive compensation is non-binding, the MDCC has considered, and will continue to consider, the outcome of the vote and the sentiments of our shareholders when making future compensation decisions for the named executive officers. At our annual general meeting of shareholders held on March 7, 2012, almost 81% of the shareholders who voted on the "say-on-pay" proposal approved the compensation of our named executive officers. Based on those results, the MDCC believes shareholders support the company's executive compensation philosophy and the compensation paid to the named executive officers. Nevertheless, as part of our continuing effort to ensure that executive compensation is tied to performance, the MDCC has made PSUs a significant part of long-term incentive compensation effective fiscal 2013.

  Risk Profile of Compensation Programs

          The MDCC has structured our executive compensation programs to provide the appropriate level of incentives without encouraging our executive officers to take excessive risks in managing their businesses.

          We performed a two-part risk assessment of the company's compensation programs and practices in fiscal 2012. We first conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs. Each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified. After the initial evaluation, the assessment team confirmed three points with the corporate managers responsible for each program: how the program design aligned with business unit or overall corporate strategy, what controls mitigate the potential for risk, and the process for review and approval of final plan payouts.

          After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the company's compensation programs and practices in fiscal 2012 were reasonably likely to have a material adverse effect on the company.

42            2013 Annual General Meeting Proxy Statement

  Retirement and Deferred Compensation Benefits

          The company maintains various retirement plans to assist our executive officers with retirement income planning and to make the company more appealing to prospective employees.

          The company provides a defined contribution plan, the Tyco Electronics Retirement Savings and Investment Plan ("RSIP"), that is available to all eligible U.S.-based employees, and a nonqualified supplemental retirement plan, the Tyco Electronics Supplemental Savings and Retirement Plan ("SSRP"), for executive officers.

          Under the RSIP, the company match level is based on years of service, as follows:

Years of Service	Employee Contribution*	Company Contribution*
0–9	1%	5%
10–19	2%	6%
20–24	3%	7%
25–29	4%	8%
30 or more	5%	9%

*
Represents a percentage of the employee's compensation, which, for purposes of the RSIP, generally includes base salary and annual incentive awards.

        Company contributions for the named executive officers are shown in the "All Other Compensation" column of the Summary Compensation Table that follows this CD&A. Participants, including executive officers, are fully vested in company matching contributions under the RSIP and SSRP after three years of service.

        Under the SSRP, executive officers may defer up to 50% of their base salary and 100% of their annual incentive awards. The company provides matching contributions to the SSRP based on the executive officer's deferred compensation at the same rate such officer is eligible to receive matching contributions under the RSIP and on any cash compensation (i.e., base salary and annual incentive awards) earned in excess of Internal Revenue Service limits.

        All of the company's U.S. retirement, deferred compensation, incentive, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code.

        Mr. Donahue has accrued a benefit under two frozen tax-qualified defined benefit plans, as described in the Pension Benefits for Fiscal 2012 table that follows this CD&A.

Welfare Benefits

        We provide welfare benefits to executive officers on the same basis as all other employees in the same geographic area. The various benefit plans are part of our overall total compensation and are intended to be competitive with peer companies.

        For eligible U.S.-based employees, the company provides medical, dental and life insurance, and disability coverage. Outside of the United States, the company provides welfare benefits based on local country practices.

Perquisites

        Through fiscal 2012, the company paid U.S. executive officers a cash allowance equal to an additional ten percent (10%) of base salary in lieu of perquisites typically provided by other companies. Each executive was permitted to apply the allowance as he or she deemed appropriate. Effective January 1, 2013, the separate perquisite allowance has been discontinued for the named executive

2013 Annual General Meeting Proxy Statement            43

officers. As described on page 35, the MDCC approved base salary adjustments for the named executive officers for 2013 to recognize the elimination of the perquisite allowance.

        The company permits the Chief Executive Officer to use the company aircraft for limited non-company business purposes, as further described in footnote (a) to the All Other Compensation table. There are no other perquisites provided to U.S. executive officers.

        For non-U.S. executives, perquisite benefits are paid based on local country practice.

Expatriate Assignment Benefits

        As described in the Summary Compensation Table that follows this CD&A, Mr. Shaddock received certain benefits to compensate him for relocating to China. These benefits are paid under the terms of an expatriate assignment policy made available to all employees who are asked to relocate from their home country in connection with their work assignments. Similarly, Mr. Donahue received certain benefits in fiscal 2012 in conjunction with his overseas assignment that concluded at the end of 2011. Under the policy, eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services, utility allowance, storage costs, and miscellaneous living expenses. In addition, eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country.

Change in Control and Termination Payments

        The company maintains the TE Connectivity Severance Plan for U.S. Officers and Executives ("Severance Plan") and the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives ("CIC Plan"). The company believes that maintaining severance and change in control benefits is appropriate in order to attract and retain executive talent: such benefits are standard at our peer companies. In addition, we believe such benefits help us avoid costly and potentially protracted separation negotiations, ensure continuity of management in the event of an actual or threatened change in control, and protect our executive officers' investment in the company. The MDCC performed a competitive analysis of both plans in fiscal 2012 and determined that the benefits provided were standard in the marketplace.

        Under the Severance Plan, benefits are payable to an executive officer only upon an involuntary termination of employment for any reason other than cause, permanent disability or death. In order to obtain severance benefits, the executive officer must accept a confidentiality agreement, a one-year non-compete agreement, a two-year non-solicitation agreement, and non-disparagement covenants in favor of the company.

        The Severance Plan provides cash severance upon termination of employment as follows:

  •
  for the Chief Executive Officer, two times base salary plus two times target bonus

  •
  for officers who are subject to Section 16 of the Securities Exchange Act of 1934 and also are direct reports to the Chief Executive Officer, one and one-half times base salary plus one and one-half times target bonus

  •
  for other executive officers, an amount equal to base salary plus target bonus.

        Cash severance payments under the Severance Plan will be made in monthly installments. In addition, the terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for twelve months. Outstanding equity awards will remain in effect in accordance with their terms.

        "Cause" under the Severance Plan is defined as substantial failure or refusal to perform duties and responsibilities of the executive's job, violation of fiduciary duty, conviction of a felony or misdemeanor,

44            2013 Annual General Meeting Proxy Statement

dishonesty, theft, violation of our rules or policies, or other egregious conduct that has or could have a serious and detrimental impact on TE Connectivity and its employees.

        Severance benefits for non-U.S. executives generally will be based on local statutory requirements.

        The CIC Plan incorporates a "double trigger" concept before benefits become payable. In other words, benefits are payable to an executive officer under the CIC Plan only upon an involuntary termination of employment by the company or "good reason resignation" that occurs during a period shortly before and continuing after a change in control (a "qualifying termination"). In order to obtain benefits, the executive officer must accept confidentiality, non-competition, and non-solicitation agreements, and non-disparagement covenants in favor of the company.

        For purposes of the CIC Plan, "good reason resignation" generally means assignment of duties materially inconsistent with the executive's position, a material adverse change in the executive's position, company actions that would cause the executive to violate his or her ethical or professional obligations, relocation to a place of employment more than 60 miles from the executive's current place of employment, a reduction in the executive's base salary or annual bonus, a reduction in the aggregate of the executive's benefits, or failure by the company to have its obligations under the CIC Plan assumed by a successor.

        No benefits are payable under the CIC Plan if the executive officer is terminated for "cause." "Cause" is defined as a violation of fiduciary duty, conviction of a felony or misdemeanor, dishonesty, theft, or other egregious conduct likely to have a materially detrimental impact on TE Connectivity and its employees.

        The CIC Plan provides cash severance in the event of a qualifying termination as follows:

  •
  for the Chief Executive Officer, three times base salary plus three times target bonus

  •
  for officers who are subject to Section 16 of the Securities Exchange Act of 1934 and also are direct reports to the Chief Executive Officer, two times base salary plus two times target bonus

  •
  for other executive officers, one and one-half times base salary plus one and one-half times target bonus.

        Cash severance payments under the CIC Plan will be made in one lump sum. In addition, a terminated executive will be eligible to receive a pro rata annual incentive payment for the year in which the termination occurs and continued health and welfare benefits for twelve months. Outstanding equity awards will become fully vested in the event of a qualifying termination. Cash severance and other benefits payable as a result of a qualifying termination will be limited to the greater after-tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Benefits payable under the CIC Plan will not be grossed up to reflect Section 280G or any other taxes.

Executive Stock Ownership Requirements

        The company maintains a Share Ownership and Retention Requirement Plan applicable to the executive officers, including the named executive officers. Under the plan, the Chief Executive Officer is required to own TE Connectivity common shares in an amount equal to six times base salary, while direct reports to the Chief Executive Officer are required to own shares in an amount equal to two times base salary. All covered executive officers were required to meet the share ownership requirements by July 9, 2012, or within five years of the officer's date of employment, if later. The following shares count toward the ownership requirements: wholly-owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2012 year-end, all of the named executive officers met, or in the case of Mr. Hau, are on track to meeting their stock ownership requirements.

2013 Annual General Meeting Proxy Statement            45

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

        The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the Analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for the fiscal year ended September 28, 2012 and in the company's proxy statement for the 2013 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

David P. Steiner, Chair
Daniel J. Phelan
Paula A. Sneed

November 27, 2012

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

46            2013 Annual General Meeting Proxy Statement

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

        The following table summarizes the compensation of the named executive officers for the fiscal year ended September 28, 2012 ("fiscal 2012") and, where applicable, the fiscal years ended September 30, 2011 and September 24, 2010. The named executive officers are the company's principal executive officer, principal financial officer and the three other most highly compensated executives. Typically there are five named executive officers, but for fiscal 2012 we have six because two individuals served as Chief Financial Officer during the year.

Name and Principal Position	Year (b)	Salary(1) ($) (c)	Bonus(2) ($) (d)	Stock Awards(3) ($) (e)	Option Awards(4) ($) (f)	Non-Equity Incentive Plan Compen- sation(5) ($) (g)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings(6) ($) (h)	All Other Compen- sation(7) ($) (i)	Total ($) (j)
Thomas J. Lynch	2012	$1,000,000	—	$2,083,196	$5,301,950	$1,062,500	—	$383,295	$9,830,941
Chief Executive Officer	2011	$1,005,769	—	$2,211,339	$4,789,700	$1,250,000	—	$443,238	$9,700,046
(PEO)	2010	$950,000	—	$2,189,892	$5,066,494	$2,375,000	—	$325,305	$10,906,691
Robert W. Hau(2)	2012	$89,308	$850,000	$2,050,309	—	$57,387	—	$32,077	$3,079,081
Chief Financial Officer (PFO)
Terrence R. Curtin	2012	$581,756	—	$624,959	$1,590,775	$445,044	—	$159,900	$3,402,434
EVP & President,	2011	$572,514	—	$660,096	$1,429,646	$436,317	—	$166,911	$3,265,484
Industrial Solutions;	2010	$505,875	—	$588,186	$1,361,219	$758,812	—	$126,113	$3,340,205
Chief Financial Officer (PFO) (through July 2012)
Joseph B. Donahue	2012	$605,000	—	$595,297	$1,514,775	$613,651	$125,471	$220,710	$3,674,904
EVP & Chief Operating	2011	$569,362	—	$587,088	$1,273,847	$522,720	$54,898	$1,015,014	$4,022,929
Officer, President,	2010	$480,136	—	$457,560	$1,058,650	$750,082	$106,578	$915,586	$3,768,592
Network Solutions
Robert N. Shaddock	2012	$493,523	—	$327,310	$833,150	$375,328	—	$1,031,015	$3,060,326
EVP & Chief Technology Officer
Robert A. Scott	2012	$551,250	—	$476,307	$1,211,725	$351,422	—	$137,128	$2,727,832
EVP & General Counsel	2011	$554,784	—	$528,212	$1,143,626	$413,438	—	$155,991	$2,796,051
(through October 2012)	2010	$525,000	—	$522,996	$1,209,935	$787,500	—	$131,005	$3,176,436

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of salary into the SSRP.

(2)
In July 2012, we announced the appointment of Mr. Hau as our new chief financial officer effective August 1, 2012. Mr. Hau received a cash sign-on bonus in the amount of $1,700,000 and a stock award to compensate for bonus and equity forfeited when he left his previous employer. Half of the sign-on bonus was paid in fiscal 2012, and the remaining half will be paid in the first quarter of fiscal 2013.

(3)
This amount represents the grant date fair value of restricted stock units ("RSUs") calculated using the provisions of Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation.

(4)
This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 22 (Share Plans) to the notes to consolidated financial statements ("Note 22") set forth in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 28, 2012 (the "10-K") for the assumptions made in determining ASC 718 grant date fair values.

(5)
Represents amounts earned under the fiscal 2012 annual incentive program. Amounts shown are not reduced to reflect the named executive officers' elections, if any, to defer receipt of awards into the SSRP.

(6)
Represents the aggregate change in actuarial present value of the accumulated benefits for Mr. Donahue under his frozen pension plan as described in "CD&A—Retirement and Deferred Compensation Benefits." The change in pension values reported for Mr. Donahue in fiscal 2011 and fiscal 2010 were understated previously. The table above reflects the corrected amounts. Mr. Lynch, Mr. Hau, Mr. Curtin, Mr. Shaddock and Mr. Scott do not participate in a pension plan. There are no nonqualified deferred compensation earnings because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(7)
See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites and company match on employee contributions to the employee stock purchase plan, the company's 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. The amounts reflected in the table for perquisites are our incremental cost. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.

2013 Annual General Meeting Proxy Statement            47

 All Other Compensation

Name	Year	Perquisites(a) ($)	Insurance Premiums(b) ($)	Dollar Value of Dividends not factored into Grant Date Fair Value(c) ($)	ESPP Company Match(d) ($)	Company Contributions to DC Plans(e) ($)	Total All Other Compensation ($)
Thomas J. Lynch	2012	$123,329	—	$143,716	$3,750	$112,500	$383,295
Robert W. Hau	2012	$28,962	—	—	—	$3,115	$32,077
Terrence R. Curtin	2012	$58,176	—	$40,639	—	$61,085	$159,900
Joseph B. Donahue	2012	$85,127	$497	$35,739	—	$99,347	$220,710
Robert N. Shaddock	2012	$965,035	—	$24,792	—	$41,188	$1,031,015
Robert A. Scott	2012	$55,124	—	$33,770	—	$48,234	$137,128

(a)
Amounts reflect a cash perquisite allowance under the executive flexible perquisites allowance program which provides a cash allowance of 10% of base salary for executives whose employment is based in the United States. Amounts less than $25,000 for Mr. Lynch include the incremental cost to us of Mr. Lynch's non-business use of our aircraft. We own an aircraft that we use for business purposes. Mr. Lynch uses the aircraft for business purposes, but occasionally will make a non-business related stop while on a business trip, provide travel to a family member while on a business trip, or will travel on the aircraft to attend meetings of the Thermo Fisher Scientific Inc. board of directors, of which he is a member. The incremental cost to us includes the direct variable cost and value of the lost corporate tax benefit associated with travel provided to family members while Mr. Lynch was on a business trip and travel to attend Thermo Fisher Scientific Inc. board meetings during fiscal 2012. For Mr. Hau the amount includes relocation benefit value and the direct variable cost associated with travel on our aircraft that was provided to him while he was transitioning to the company as a new hire. The amount for Mr. Donahue includes expenses pertaining to a 2011 expatriate assignment in Germany. Amounts less than $25,000 for Mr. Donahue totaling $24,627 are the net expenses paid by us for household goods shipments, visa/immigration expenses, tax extension payments, tax preparation expenses, tax gross-up payments and miscellaneous fees and takes into account various refunds for host expenses.

Amounts greater than $25,000 for Mr. Shaddock are:

Benefit Type	Amount
Rent	$115,288
Goods and services allowance	$62,127
Car and driver	$49,104
Federal tax extension	$40,000
Hardship allowance	$30,000

  Amounts less than $25,000 for Mr. Shaddock are comprised of home leave costs, language training, relocation management fees, visa/work permits, insurance costs, tax preparation services, utility allowances and various miscellaneous fees and expenses which total $63,564. Tax allowances are provided to individuals on expatriate assignments to make their assignments effectively tax and cost neutral to them. Under these arrangements, the company paid on behalf of Mr. Shaddock foreign taxes in the amount of $409,909 (net of amounts withheld from his base pay under the tax equalization program) for services performed in China in fiscal 2012. The company also provided Mr. Shaddock with tax gross-up payments of $148,935 for calendar year 2011; gross-up amounts for calendar 2012 are not determined until the end of calendar year 2012. Due to the timing of payments in fiscal 2012, the following range of exchange rates, primarily as determined by TE Connectivity finance were used to convert amounts reported or paid in CNY to U.S. dollars: $0.157—$0.159:CNY 1.

(b)
Represents the additional income reported for participation in a company paid split dollar life insurance program.

(c)
Represents the value of dividend equivalent units credited in the fiscal year to each individual's unvested RSUs using the closing price on the date of the crediting.

(d)
Represents the company matching contribution made under the TE Connectivity employee stock purchase plan.

48            2013 Annual General Meeting Proxy Statement

(e)
Reflects contributions made on behalf of the named executive officers under TE Connectivity's qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

Name	Year	Company Matching Contribution (Qualified Plan)(*)	Company Contribution (Non-Qualified Plan)
Mr. Lynch	2012	$12,500	$100,000
Mr. Hau	2012	$3,115	—
Mr. Curtin	2012	$13,286	$47,799
Mr. Donahue	2012	$24,453	$74,894
Mr. Shaddock	2012	$11,071	$30,117
Mr. Scott	2012	$11,071	$37,163

(*)
Included in Mr. Donahue's amount is an additional supplemental contribution of $5,390 as a result of a frozen defined benefit plan.

Grants of Plan-Based Awards in Fiscal 2012

        The following table discloses the potential payouts for fiscal 2012 under the company's annual incentive program and actual numbers of stock options and restricted stock unit awards granted during fiscal 2012 and the grant date fair value of these awards.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
Name	(b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	(#) (i)	(#) (j)	($/Sh) (k)	($) (l)
Thomas J. Lynch	11/14/2011	625,000	1,250,000	2,500,000	60,400	558,100	34.49	7,385,146
Robert W. Hau	9/19/2012	33,757	67,514	135,027	56,050	—	36.58	2,050,309
Terrence R. Curtin	11/14/2011	261,791	523,581	1,047,162	18,120	167,450	34.49	2,215,734
Joseph B. Donahue	11/14/2011	272,250	544,500	1,089,000	17,260	159,450	34.49	2,110,072
Robert N. Shaddock	11/14/2011	187,500	375,000	750,000	9,490	87,700	34.49	1,160,460
Robert A. Scott	11/14/2011	206,719	413,438	826,876	13,810	127,550	34.49	1,688,032

(1)
The "Threshold" column represents the minimum amount payable (50% of target payout) when threshold performance is met. The "Target" column represents the amount payable (100% of target payout) if the specified performance targets are reached. The "Maximum" column represents the maximum amount payable (200% of target payout). See "CD&A—Elements of Compensation—Annual Incentive Awards." Mr. Hau's non-equity incentive plan award was effective as of his date of hire, August 1, 2012. Mr. Hau's Threshold, Target and Maximum values are prorated for his service during fiscal 2012.

(2)
This column shows the number of RSUs granted in fiscal 2012 to the named executive officers. The grants vest equally over four years starting on the first anniversary date. Mr. Hau's RSU grant was to compensate for stock awards he forfeited when he left his previous employer.

(3)
This column shows the number of stock options granted in fiscal 2012 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on each anniversary of the grant date.

(4)
This column shows the full grant date fair value of RSUs and stock options under ASC 718 granted to the named executive officers in fiscal 2012. For additional information on the valuation assumptions, see Note 22 in the 10-K. In determining the number of stock options and RSUs that are awarded to eligible equity award participants, including each named executive officer, the company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal 2012 equity awards reflected in the table above, the applicable stock value used to determine the number of stock option shares and RSUs awarded to each named executive officer was $34.77 per share for the November grant and $35.68 for the September grant (Mr. Hau's grant). The value of the award shown in this column, however, is based on the grant date closing price, $34.49 per share for the November grant and $36.58 per share for the September grant, as applicable.

2013 Annual General Meeting Proxy Statement            49

Outstanding Equity Awards at 2012 Fiscal Year-End

        The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options and unvested RSUs held by the company's named executive officers on September 28, 2012. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option or stock award grant date.

	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options					Number of Shares or Units of Stock That Have Not Vested(1)(2) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($) (h)
				Option Exercise Price ($) (e)
					Option Expiration Date (f)
Name	Grant Date	Exercisable (#) (b)	Unexercisable(1) (#) (c)			Grant Date
Thomas J. Lynch	09/27/04	359,007	0	$34.48	09/26/14
	03/10/05	173,015	0	$41.38	03/09/15
	11/22/05	121,111	0	$33.52	11/21/15
	11/21/06	216,269	0	$35.03	11/20/16
	07/02/07	527,750	0	$39.97	07/01/17
	11/18/08	615,112	205,038	$14.56	11/18/18	11/18/08	26,077	$886,879
	12/03/09	370,900	370,900	$24.60	11/17/19	12/03/09	47,616	$1,619,420
	11/08/10	131,875	395,625	$33.73	11/08/20	11/08/10	51,361	$1,746,788
	11/14/11	0	558,100	$34.49	11/14/21	11/14/11	61,797	$2,101,716
Robert W. Hau						09/19/12	56,050	$1,906,261
Terrence R. Curtin	03/26/04	14,360	0	$32.13	03/25/14
	03/10/05	21,626	0	$41.38	03/09/15
	11/22/05	17,301	0	$33.52	11/21/15
	11/21/06	47,579	0	$35.03	11/20/16
	07/02/07	105,550	0	$39.97	07/01/17
	11/17/08	146,887	48,963	$14.11	11/17/18	11/17/08	6,225	$211,712
	12/03/09	99,650	99,650	$24.60	11/17/19	12/03/09	12,788	$434,920
	11/08/10	39,362	118,088	$33.73	11/08/20	11/08/10	15,331	$521,407
	11/14/11	0	167,450	$34.49	11/14/21	11/14/11	18,539	$630,511
Joseph B. Donahue	09/26/07	87,950	0	$34.54	09/26/17
	11/17/08	79,575	39,788	$14.11	11/17/18	11/17/08	5,058	$172,023
	12/03/09	77,500	77,500	$24.60	11/17/19	12/03/09	9,948	$338,331
	11/08/10	31,487	94,463	$33.73	11/08/20	11/08/10	12,268	$417,235
	06/07/11	3,412	10,238	$35.90	06/07/21	06/07/11	1,268	$43,125
	11/14/11	0	159,450	$34.49	11/14/21	11/14/11	17,659	$600,583
Robert N. Shaddock	09/22/08	32,700	0	$29.15	09/21/18
	11/17/08	34,275	21,425	$14.11	11/17/18	11/17/08	2,725	$92,677
	12/03/09	49,825	49,825	$24.60	11/17/19	12/03/09	6,396	$217,528
	11/08/10	19,687	59,063	$33.73	11/08/20	11/08/10	7,662	$260,585
	11/14/11	0	87,700	$34.49	11/14/21	11/14/11	9,709	$330,203
Robert A. Scott	05/03/04	22,387	0	$32.25	05/02/14
	03/10/05	7,462	0	$41.38	03/09/15
	11/22/05	5,795	0	$33.52	11/21/15
	11/21/06	43,253	0	$35.03	11/20/16
	07/02/07	105,550	0	$39.97	07/01/17
	11/17/08	0	48,963	$14.11	11/17/18	11/17/08	6,225	$211,712
	12/03/09	88,575	88,575	$24.60	11/17/19	12/03/09	11,371	$386,728
	11/08/10	31,487	94,463	$33.73	11/08/20	11/08/10	12,268	$417,235
	11/14/11	0	127,550	$34.49	11/14/21	11/14/11	14,129	$480,527

(1)
Option and stock vesting schedule:

Grant Date	Option Vesting Schedule	Restricted Stock Awards Vesting Schedule
11/17/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/18/08	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
12/03/09	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/08/10	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
06/07/11	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
11/14/11	1/4 vesting each year starting on 1st anniversary	1/4 vesting each year starting on 1st anniversary
09/19/12		1/4 vesting each year starting on 1st anniversary
(2)
Any dividend equivalents issued on RSUs have been included in the number of units reported.

(3)
Value represents the market value of TE Connectivity common shares (based on the closing price of $34.01 per share on September 28, 2012).

50            2013 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2012

        The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal 2012 for the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise(1) ($) (c)	Number of Shares Acquired on Vesting(2) (#) (d)	Value Realized on Vesting(3) ($) (e)
Thomas J. Lynch	—	—	65,492	$2,225,217
Robert W. Hau	—	—	—	—
Terrence R. Curtin	—	—	17,332	$592,296
Joseph B. Donahue	—	—	14,220	$485,237
Robert N. Shaddock	—	—	8,287	$283,383
Robert A. Scott	81,887	$1,724,020	15,640	$533,592

(1)
The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.

(2)
Represents vesting of RSUs. Any dividend equivalents issued on RSUs that vested during fiscal 2012 have been included in the number of units reported.

(3)
We computed the aggregate dollar amount realized upon vesting by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2012

        The following table provides details regarding the present value of accumulated benefits under the plans described in "CD&A—Retirement and Deferred Compensation Benefits" for the named executive officers in fiscal 2012.

Name(1)	Plan Name (b)	Number of Years Credited Service(2) (#) (c)	Present Value of Accumulated Benefit(3) ($) (d)	Payments During Last Fiscal Year ($) (e)
Joseph B. Donahue	Tyco Electronics Pension Plan – Part II & AMP Restoration Plan	16.8	$786,277	—

(1)
Mr. Lynch, Mr. Hau, Mr. Curtin, Mr. Shaddock and Mr. Scott do not participate in any pension plan sponsored by TE Connectivity.

(2)
For Mr. Donahue, years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.

(3)
The present value of accumulated benefit amount has been measured as of September 28, 2012 and is based on a number of assumptions, including:
  •
  For Mr. Donahue, a discount rate of 3.98% was used for the Tyco Electronics Pension Plan – Part II and a discount rate of 3.85% was used for the AMP Restoration Plan – the rates as of September 28, 2012 in accordance with ASC 715, Compensation-Retirement Benefits;

2013 Annual General Meeting Proxy Statement            51

  •
  Mortality rates based on the RP-2000 mortality table for males and females with mortality improvement projected to 2018; and

  •
  No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2012

        The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal 2012 and balances at fiscal year end. The SSRP is a nonqualified deferred compensation plan. See "CD&A—Retirement and Deferred Compensation Benefits" for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute "Spillover" deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit. We provide matching contributions based on the executive's deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called "Company Credits" are also provided on any salary and bonus actually paid in excess of the Internal Revenue Code Section 401(a)(17) limit ($250,000 in 2012). Matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan (see page 43 of the CD&A). The company match structure for the qualified plan is based on years of service as well as the employee's contributions.

Name	Executive Contributions in Last FY(1) ($) (b)	Registrant Contributions in Last FY(2) ($) (c)	Aggregate Earnings in Last FY(3)(4) ($) (d)	Aggregate Withdrawals/ Distributions(5) ($) (e)	Aggregate Balance at Last FYE(4) ($) (f)
Thomas J. Lynch	$518,596	$100,000	$150,415	—	$3,678,625
Robert W. Hau	—	—	—	—	—
Terrence R. Curtin	$116,631	$47,799	$439,940	—	$2,355,022
Joseph B. Donahue	$102,826	$74,894	$91,818	—	$670,102
Robert N. Shaddock	$140,879	$30,117	$96,388	$75,983	$540,133
Robert A. Scott	$244,277	$37,163	$238,996	—	$1,155,348

(1)
The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation Table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.

(2)
The amounts shown represent matching contributions by the company, the amounts of which are included in the Summary Compensation Table in the All Other Compensation column.

(3)
No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for "above-market" or preferential earnings as defined in applicable SEC rules.

(4)
For Mr. Curtin and Mr. Scott, the balance shown also includes amounts credited under the TE Connectivity Supplemental Executive Retirement Plan, the predecessor to the SSRP that was frozen to new contributions effective December 31, 2004. The SSRP became effective on January 1, 2005.

(5)
Represents a scheduled distribution in accordance with the individual's original distribution election.

52            2013 Annual General Meeting Proxy Statement

Termination and Change in Control Payments

        The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. For the purpose of the table, below are definitions generally applicable for the various types of terminations under the TE Connectivity Severance Plan for U.S. Officers and Executives (referred to in this proxy statement as the "Severance Plan") and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Officers and Executives (referred to in this proxy statement as the "CIC Plan"). See "CD&A—Change in Control and Termination Payments" for information regarding the terms of the plans.

•
"Voluntary Resignation" means any retirement or termination of employment that is not initiated by the company or any subsidiary other than a Good Reason Resignation (defined below).

•
"Good Reason Resignation" means any retirement or termination of employment by a participant that is not initiated by the company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:

        (1)   without the participant's written consent, the company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant's position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;

        (2)   without the participant's written consent, the participant's being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;

        (3)   without the participant's written consent, the company (a) reduces the participant's base salary or annual bonus, or (b) reduces the participant's retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or

        (4)   the company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the company's obligations to the participant under the CIC Plan.

•
"Involuntary Termination" means a termination of the participant initiated by the company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.

•
"Cause" means any misconduct identified as a ground for termination in company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the company and its employees.

•
"Permanent Disability" means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A "Permanent Disability" will be deemed to exist if the participant meets the requirements for disability benefits under the employer's long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that

2013 Annual General Meeting Proxy Statement            53

  jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.

•
"Change in Control" means any of the following events:

        (1)   any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the company or any subsidiary company (wherever incorporated) of the company, or (ii) any employee benefit plan of the company or any such subsidiary company (or any person or entity organized, appointed or established by the company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the company representing more than 30 percent of the combined voting power of the company's then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the company;

        (2)   persons who, as of July 1, 2007 (the "effective date"), constitute the Board (the "Incumbent Directors") cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the company subsequent to the effective date shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

        (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the company (a "Business Combination"), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the company or all or substantially all of the company's assets either directly or through one or more subsidiary companies (wherever incorporated) of the company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the company; or

        (4)   consummation of a complete liquidation or dissolution of the company.

•
"Change in Control Termination" means a participant's Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.

        No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

54            2013 Annual General Meeting Proxy Statement

Executive Benefits and Payments Upon Termination	Retirement	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(7)
Thomas J. Lynch
Compensation
Severance(1)			$4,500,000	$6,750,000
Short-Term Incentive(2)			$1,062,500	$1,062,500
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$7,588,933	$7,588,933		$7,588,933
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$4,253,087	$6,354,803		$6,354,803
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$12,656	$12,656
Outplacement(6)				$20,000
Robert W. Hau
Compensation
Severance(1)			$1,417,500	$1,890,000
Short-Term Incentive(2)			$57,387	$57,387
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$0	$0		$0
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$0	$1,906,261		$1,906,261
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$12,656	$12656
Outplacement(6)				$9,300
Terrence R. Curtin
Compensation
Severance(1)			$1,658,005	$2,210,674
Short-Term Incentive(2)			$445,044	$445,044
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,945,135	$1,945,135		$1,945,135
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$1,168,039	$1,798,551		$1,798,551
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$12,656	$12,656
Outplacement(6)				$9,300
Joseph B. Donahue
Compensation
Severance(1)			$1,724,250	$2,299,000
Short-Term Incentive(2)			$613,651	$613,651
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,547,506	$1,547,506		$1,547,506
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$970,713	$1,571,296		$1,571,296
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$12,656	$12,656
Outplacement(6)				$9,300
Robert N. Shaddock
Compensation
Severance(1)			$1,312,500	$1,750,000
Short-Term Incentive(2)			$375,328	$375,328
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$911,748	$911,748		$911,748
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$570,790	$900,993		$900,993
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$12,656	$12,656
Outplacement(6)				$9,300

2013 Annual General Meeting Proxy Statement            55

Executive Benefits and Payments Upon Termination	Retirement	Total Permanent Disability or Death	Involuntary Termination— Not for Cause	Involuntary Termination— Change in Control(7)
Robert A. Scott
Compensation
Severance(1)			$1,447,032	$1,929,376
Short-Term Incentive(2)			$351,422	$351,422
Long-Term Incentives
• Stock Options (Unvested and Accelerated or Continued Vesting)(3)	$1,834,304	$1,834,304		$1,834,304
• Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$1,015,675	$1,496,202		$1,496,202
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$12,656	$12,656
Outplacement(6)				$9,300

(1)
Severance is calculated as follows under Involuntary Termination—Not for Cause for U.S.-based executives: Mr. Lynch—two times base salary plus two times target bonus, Mr. Hau, Mr. Curtin, Mr. Donahue, Mr. Shaddock and Mr. Scott—one and one-half times base salary plus one and one-half times target bonus; and as follows under Involuntary Termination—Change in Control for U.S.-based executives: Mr. Lynch—three times base salary plus three times target bonus, Mr. Hau, Mr. Curtin, Mr. Donahue, Mr. Shaddock and Mr. Scott—two times base salary plus two times target bonus. If the "parachute payment" (severance plus value of accelerated equity) is greater than three times the average W-2 reported compensation for the preceding five years, then an "excise tax" is imposed on the portion of the parachute payment that exceeds the average W-2 reported compensation for the preceding years. In this case, the participant will receive the greater of (i) payment of the full benefits provided under the CIC Plan and imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 4999, or (ii) payment of the benefits capped at the Section 280G limit with no excise tax imposed. Under the CIC Plan, benefits payable thereunder will not be grossed up for the imposition of Internal Revenue Code Section 280G or any other taxes.

(2)
Assumes the effective date of termination is September 28, 2012 and that the pro rata payment under the annual incentive program is equal to 12/12ths of the actual award earned for fiscal 2012.

(3)
Assumes the effective date of termination is September 28, 2012 and the price per TE Connectivity common share on the date of termination equals $34.01. Under Involuntary Termination—Change in Control, all outstanding stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the greater of the period specified in the option agreement or twelve months from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 28, 2012. RSUs and options granted on November 14, 2011 and September 19, 2012 will be forfeited if the retirement date is prior to the achievement of the grants' one-year anniversary date. However, the one-year employment requirement is not applicable in the case of death or permanent disability.

(4)
Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.

(5)
Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal 2012 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the company's premium or average cost of providing such coverage.

(6)
Outplacement is calculated as the cost of services for the participant for a period of twelve months from the participant's termination date under Involuntary Termination—Change in Control. The company offers twelve month coverage totaling $20,000 for the Chief Executive Officer and provides $9,300 for executives under the executive program for outplacement services. The company has the right and sole discretion to pay outplacement services under Involuntary Termination—Not for Cause, but is not required to provide such benefits.

(7)
The payments shown in this column are the same payments that would be made in the event of a "Good Reason Resignation."

56            2013 Annual General Meeting Proxy Statement

COMPENSATION OF NON-EMPLOYEE DIRECTORS

        Fiscal 2012 compensation of each director who is not our salaried employee or an employee of our subsidiaries was set at $215,000 per annum, payable $80,000 in cash and $135,000 in equity value. The chair of the Audit Committee received an additional $25,000 cash retainer and the chairs of the Management Development and Compensation Committee and Nominating, Governance and Compliance Committee received an additional $15,000 cash retainer. The chairman of the Board received an additional retainer fee of $160,000 ($100,000 in cash and $60,000 in equity value). Audit Committee members, including the chair, each received an additional $10,000 in cash compensation. Directors who are employees of us or our subsidiaries do not receive any compensation for their services as directors.

        Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd., with the exception of Dr. Gromer, who received the equity component of his compensation in the form of deferred stock units ("DSUs"). Under current U.S. tax law, our U.S.-based non-employee directors cannot defer any portion of their compensation, including DSUs, and therefore, they were issued common shares (which are immediately taxable) in lieu of DSUs. Because Dr. Gromer is a German citizen, he receives his equity compensation in the form of DSUs. DSUs awarded to Dr. Gromer vested immediately upon grant, and will be paid in common shares within 30 days following termination (subject to the previously-existing option of deferring the payout). Dividend equivalents or additional DSUs are credited to a non-employee director's DSU account when dividends or distributions are paid on our common shares.

        Fiscal 2013 compensation for non-employee directors will be the same as fiscal 2012.

        We reimburse our Board members for expenses incurred in attending Board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation.

        The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 28, 2012.

Name	Fees Earned or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	All Other Compensation(3) ($) (g)	Total ($) (h)
Pierre R. Brondeau	$90,000	$133,925	$8,949	$232,874
Juergen W. Gromer	$85,000	$133,925	$20,406	$239,331
Robert M. Hernandez(4)	$33,333	$66,945	$14,091	$114,369
William A. Jeffrey(5)	$46,667	$77,166	$13,333	$137,166
Yong Nam(5)	$46,667	$77,166	$40,000	$163,833
Daniel J. Phelan	$80,000	$133,925	$20,244	$234,169
Frederic M. Poses	$195,000	$193,454	$20,027	$408,481
Lawrence S. Smith	$115,000	$133,925	$21,975	$270,900
Paula A. Sneed	$85,000	$133,925	$24,900	$243,825
David P. Steiner	$95,000	$133,925	$18,949	$247,874
John C. Van Scoter	$80,000	$133,925	$6,795	$220,720

(1)
The amounts shown represent the amount of cash compensation earned in fiscal 2012 for Board and committee services. Mr. Poses received additional fees for his work as the Board chair. Mr. Poses, Mr. Smith and Mr. Steiner each received additional fees for their roles as chair of the Nominating, Governance and Compliance Committee, the Audit Committee and the Management Development and Compensation Committee, respectively. Dr. Brondeau and Mr. Smith each received for the full year the additional Audit Committee cash retainer for serving on the committee. Ms. Sneed received an additional partial cash retainer for serving on the Audit Committee for the first two quarters of fiscal year 2012; Dr. Gromer received an additional partial cash retainer for serving on the Audit Committee for the final two quarters of fiscal year 2012.

2013 Annual General Meeting Proxy Statement            57

  The amount for Dr. Gromer reflects the U.S. dollar equivalent for fees earned as Dr. Gromer is paid in euros.

(2)
On November 14, 2011, Dr. Brondeau, Mr. Phelan, Mr. Poses, Mr. Smith, Ms. Sneed, Mr. Steiner and Mr. Van Scoter each received a grant of 3,883 common shares. Dr. Gromer received an award of 3,883 DSUs. Mr. Poses received an additional 1,726 shares in equity compensation as chairman. In determining the number of common shares and DSUs to be issued, we used the average daily closing price for the 20 day period prior to the grant date ($34.77 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal 2012, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($34.49 per share). On March 7, 2012, Dr. Jeffrey and Mr. Nam each received a grant of 2,206 common shares. In determining the number of common shares issued, we used the average daily closing price for the 20 day period prior to the grant date ($35.70 per share). The grant date fair value of these awards, as shown above for fiscal 2012, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($34.98 per share). The common shares and DSUs vested immediately and non-employee directors receive dividend equivalents in connection with any DSU award granted to them. As of fiscal 2012 year-end, the aggregate number of DSUs outstanding for each non-employee director was as follows: Dr. Brondeau—11,635; Dr. Gromer—26,561; Mr. Phelan—11,635; Mr. Poses—13,042; Mr. Smith—15,571; Ms. Sneed—14,282; Mr. Steiner—11,635; Mr. Van Scoter—6,231.

(3)
Represents the value of dividend equivalent units earned on current and prior DSU awards calculated using the market value on the date of the dividend, company matching gift contributions made on behalf of certain directors under TE Connectivity's matching gift program, and amounts reimbursed to Mr. Phelan and Ms. Sneed for expenses incurred when attending continuing education courses. Our board governance principles encourage directors to attend certain continuing education courses that are related to their duties as directors, and provide that we will reimburse the costs associated with attending one course every two years. For Dr. Jeffrey and Mr. Nam, amounts also include fees paid for consulting services performed prior to being elected to the board.

(4)
On November 14, 2011, Mr. Hernandez received a fiscal 2012 stock award of 1,941 common shares, and left the Board effective March 7, 2012. The number of common shares issued to Mr. Hernandez was determined in the same manner applied to all grants on November 14, 2011 and reflects a pro-ration of his service during fiscal 2012. Cash compensation for Mr. Hernandez was pro-rated for his service during fiscal 2012.

(5)
On March 7, 2012, Dr. Jeffrey and Mr. Nam were elected to our Board of Directors. Cash compensation for Dr. Jeffrey and Mr. Nam was pro-rated for their service during fiscal 2012.

Charitable Contributions

        Our board governance principles require that the Board approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount that is less than one percent of that organization's annual charitable receipts and is less than one percent of TE Connectivity's annual charitable contributions.

        Any matching donation by TE Connectivity to organizations associated with a director is limited to an amount that is no greater than the amount contributed by the director and is required to be made in a manner consistent with TE Connectivity's employee matching gift program.

  TE Connectivity's Political Action Committee Charitable Match Program

        TE Connectivity matches fifty cents for each dollar contributed by a director to the TE Connectivity Political Action Committee. This match may be designated by the director to an eligible public charity of their choice. Eligible organizations include, but are not limited to: colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

58            2013 Annual General Meeting Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        All relationships and transactions in which the company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions that are determined to be directly or indirectly material to a related person are disclosed in the company's proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the company and will take into account, among other factors it deems appropriate:

  •
  whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;

  •
  the extent of the related person's interest in the transaction and the materiality of the transaction to the company;

  •
  the related person's relationship to the company;

  •
  the material facts of the transaction, including the proposed aggregate value of the transaction;

  •
  the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the company for attaining the purposes of the transaction;

  •
  whether the transaction is in the ordinary course of the company's business and was proposed and considered in the ordinary course of business; and

  •
  the effect of the transaction on the company's business and operations, including on the company's internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

        Any member of the committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the committee considers the transaction.

        Frederic Poses, a director and Chairman, is Chief Executive Officer and an equity owner of Ascend Performance Materials ("Ascend"), a private manufacturer of nylon related chemicals, resins and fibers for commercial and industrial products. TE Connectivity made $8.9 million in purchases from Ascend during fiscal 2012. David Steiner, a director, is the Chief Executive Officer of Waste Management, Inc., a provider of waste management services, from which TE Connectivity made $0.3 million in purchases during fiscal 2012. Such transactions were arms-length commercial dealings between the companies, none of which are material individually or in the aggregate. The committee has reviewed and approved or ratified these transactions.

2013 Annual General Meeting Proxy Statement            59

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act requires TE Connectivity's executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity's common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity's administrative staff assists TE Connectivity's executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity's review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity's fiscal year ended September 28, 2012.

AUDIT COMMITTEE REPORT

        The information contained in the report below shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

        During our fiscal year ended September 28, 2012, the Audit Committee of the Board was composed of three directors. Lawrence S. Smith served as chair and Pierre R. Brondeau served as a member of the Committee. Paula A. Sneed served on the committee until March 7, 2012 and Juergen W. Gromer was appointed to the committee on March 7, 2012. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, the Board determined that Mr. Smith and Dr. Brondeau are audit committee financial experts.

        The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in "The Board of Directors and Board Committees" section of this proxy statement. The Audit Committee oversees the company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. The company's independent registered public accounting firm (the "independent auditor") is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board ("PCAOB") (United States) to obtain reasonable assurance that the company's consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The company's Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the company's articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The company's special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders' approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

        In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 28, 2012. The Committee held discussions with management, the internal auditors, the independent auditor and the

60            2013 Annual General Meeting Proxy Statement

Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor's and Swiss registered auditor's opinions thereon. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor's opinion regarding the company's internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002. Management represented to the Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor's opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the company's accounting, internal accounting controls or auditing matters.

        The Committee discussed with the independent auditor all communications required by auditing standards of the PCAOB (United States). In addition, the Committee discussed with the independent auditor the auditor's independence from TE Connectivity and its management, including the matters in the letter received from the independent auditor regarding the independent auditor's communications with the Audit Committee concerning independence.

        Based upon the Committee's review and discussions referred to above, the Committee recommended that the Board include the company's audited consolidated financial statements in TE Connectivity's Annual Report on Form 10-K for the fiscal year ended September 28, 2012 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the company's audited consolidated financial statements, be included in the company's Annual Report to Shareholders for the fiscal year ended September 28, 2012.

The Audit Committee:

Lawrence S. Smith, Chair
Pierre R. Brondeau
Juergen W. Gromer

November 27, 2012

2013 Annual General Meeting Proxy Statement            61

AGENDA ITEM NO. 2—APPROVAL OF ANNUAL REPORT AND FINANCIAL STATEMENTS
FOR THE FISCAL YEAR ENDED SEPTEMBER 28, 2012

Agenda Item No. 2.1—Approval of the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012)

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012) be approved.

Explanation

        Our 2012 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 28, 2012 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 28, 2012 and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business, organization and strategy. Copies of our 2012 Annual Report and this proxy statement are available on the Internet at http://www.te.com/2013AnnualMeeting.

        Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each annual general meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 2.2 and No. 2.3, respectively.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.1.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.2—Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012 be approved.

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Explanation

        TE Connectivity Ltd.'s statutory financial statements for the fiscal year ended September 28, 2012 are contained in our 2012 Annual Report, which accompanies this proxy statement. Our 2012 Annual Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

        Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 28, 2012 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.2.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 2.3—Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012 be approved.

Explanation

        Our consolidated financial statements for the fiscal year ended September 28, 2012 are contained in our 2012 Annual Report, which accompanies this proxy statement. Our 2012 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

        Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.

        In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

2013 Annual General Meeting Proxy Statement            63

        Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 2.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 2.3.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 3—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 28, 2012

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders release the members of the Board of Directors and executives of TE Connectivity from liability for their activities during the fiscal year ended September 28, 2012.

Explanation

        As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 5 of the Swiss Code of Obligations (the "Swiss Code"), shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 28, 2012. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 28, 2012 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending six months after the vote.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 3.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 4—ELECTION OF AUDITORS

Agenda Item No. 4.1—Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2013

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2013.

Explanation

        The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2013.

        Representatives of Deloitte & Touche LLP will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

Independent Auditor Fee Information

        Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 28, 2012 and September 30, 2011 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below. (All references to "$" below are to United States dollars.)

Fiscal Years 2012 and 2011 Fees

	Fiscal Year 2012	Fiscal Year 2011
Audit Fees	$15,846,000	$16,062,000
Audit-Related Fees	—	580,000
Tax Fees	427,000	631,000
All Other Fees	98,000	154,000

Total	$16,371,000	$17,427,000

        Audit fees for the fiscal years ended September 28, 2012 and September 30, 2011 were for professional services rendered for the year-end audits of the consolidated financial statements of the company, review of quarterly financial statements included in the company's quarterly reports on Form 10-Q, consents, comfort letters and statutory and regulatory filings in foreign jurisdictions. Audit fees for the fiscal year ended September 28, 2012 also included statutory audit fees for entities acquired through the Deutsch acquisition.

        Audit-related fees for the fiscal year ended September 28, 2011 were primarily related to audits of carve-out financial statements of certain businesses that have been divested or were being considered for divestiture and other attest services.

        Tax fees for the fiscal years ended September 28, 2012 and September 30, 2011 were primarily for tax compliance services. Tax fees for the fiscal year ended September 30, 2011 also included tax consulting and planning fees notably related to ADC entities.

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        Other fees for the fiscal years ended September 28, 2012 and September 30, 2011 were for subscriptions and miscellaneous advisory services.

        None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

        The Audit Committee adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor. The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor's independence is not impaired. The policy provides that the controller will support the Audit Committee by providing a list of proposed services to the Committee, monitoring the services and fees pre-approved by the Committee, providing periodic reports to the Committee with respect to pre-approved services and ensuring compliance with the policy.

        Under the policy, the Audit Committee annually pre-approves the audit fee and terms of the engagement, as set forth in the audit engagement letter. These services may not extend for more than twelve months, unless the Audit Committee specifically provides for a different period. All audit-related services and non-audit tax services must be separately pre-approved by the Audit Committee. The independent auditor may not begin work on any engagement without confirmation of Audit Committee pre-approval from the controller or his delegate.

        In accordance with the policy, the Audit Committee may delegate one or more of its members the authority to pre-approve the engagement of the independent auditor when the entire Committee is unable to do so. The chair must report all such pre-approvals to the Audit Committee at the next committee meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.1.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.1.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 4.2—Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the company's Swiss registered auditor until our next annual general meeting.

Explanation

        Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor's main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

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        Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish. They also will be available to answer appropriate questions at the meeting.

        For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 4.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.2.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.2.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

Agenda Item No. 4.3—Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

        Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.3.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 4.3.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 5—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis, the Fiscal 2012 Summary Compensation Table, and related tables and discussions in this proxy statement.

Explanation

        This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as "say-on-pay."

        As described in our CD&A, which begins on page 29, TE Connectivity's executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer's role and performance assessment, and consults with an independent compensation consultant.

        Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity's executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

  •
  For fiscal 2012, 70% of the value of each executive officer's annual long-term incentive award is in the form of stock options to drive long-term performance and alignment with shareholder interests.

  •
  For fiscal 2013, stock options will constitute 50% of the value of each executive officer's annual long-term incentive award, and newly created performance stock units will constitute 30%, to make the link between pay and performance stronger.

  •
  Awards of stock options and restricted stock units have a four-year vesting period, and awards of performance stock units will have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.

  •
  Our annual incentive plan incorporates five financial or operational performance metrics in order to properly balance risk with compensation incentives.

  •
  The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.

  •
  Our robust compensation risk assessment process has determined that our incentive compensation programs are not reasonably likely to create a material risk to the company.

  •
  Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

  •
  Our Change in Control Severance Plan only pays upon a change-in-control termination (i.e., a "double trigger") and does not permit the payment of any gross-up amounts.

        Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal 2012, performance-based incentives constituted at least 66%, and as much as 86%, of compensation for the named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the

2013 Annual General Meeting Proxy Statement            69

company has not met its target performance measures and relatively high in years in which company performance has been strong.

        We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

        We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

Text of the Shareholder Resolution

        IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the company, as disclosed in the proxy statement for the 2013 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2012 Summary Compensation Table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 5. The vote is not binding on the company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 5.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 6—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

        By resolutions adopted on November 27, 2012, our Board of Directors declared it advisable to make a dividend payment to shareholders in a Swiss franc amount equal to US$ 1.00 per issued share to be calculated as described in the resolution below, such dividend to be paid out of reserves from capital contributions as determined for Swiss statutory purposes on the dates designated below in four equal quarterly installments of US$ 0.25 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2013 and ending in the second fiscal quarter of 2014.

        Our Board of Directors directed that this motion be submitted for consideration by our shareholders at the Annual General Meeting.

Background

        Under Swiss law, the allocation of profits, in particular the declaration of dividends, is to be resolved by the shareholders. To that end, you are being asked to vote to declare a dividend as put forward in the motion of our Board of Directors. Under Swiss law we can make distributions to shareholders in the form of a dividend from reserves from capital contributions that will be free of Swiss withholding tax.

        We are seeking your declaration of a dividend of no more than a Swiss franc amount per share to be determined as discussed below, which will be paid on such dates and to shareholders of record on such dates as designated below in four equal quarterly installments of US$ 0.25 per share from reserves from capital contributions, in accordance with the exchange ratio of Swiss francs ("CHF") per one U.S. dollar ("USD") as published on the website of the Swiss National Bank two business days prior to the date of the Annual General Meeting (the ratio being the "Rate").

        To determine the CHF amount of the dividend, we will (1) multiply US$ 1.00 by the Rate, (2) round the resulting CHF amount up to the nearest 0.04 multiple of a Swiss franc (the "Dividend") and (3) divide the Dividend by four, which result we refer to as the "Installment." To convert the Dividend to the USD amount that shareholders of record will receive in four equal quarterly installments, each Installment will be converted from Swiss francs to U.S. dollars by (1) dividing the Installment by the Rate, and (2) rounding this result down to the nearest US$ 0.01. The first installment of the Dividend ($0.25 in USD) will be paid on June 14, 2013 to shareholders of record at the close of business on May 31, 2013. The second installment of the Dividend ($0.25 in USD) will be paid on September 13, 2013 to shareholders of record at the close of business on August 30, 2013. The third installment of the Dividend ($0.25 in USD) will be paid on December 13, 2013 to shareholders of record at the close of business on November 29, 2013. The fourth installment of the Dividend ($0.25 in USD) will be paid on March 14, 2014 to shareholders of record at the close of business on February 28, 2014.

        Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

        The blank numbers in the following resolution will be completed based upon the amount recommended by the Board of Directors and the Rate. Immediately following the resolution, we provide an illustrative example of the text of the resolution based on an assumption as to the Rate.

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        The shareholder resolution approving the foregoing is as follows:

  IT IS RESOLVED, that a dividend of CHF [    •    ] per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four installments in US dollars ("USD") and that each installment be equal to the USD equivalent (rounded down to the next $0.01) of CHF [    •    ] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [    •    ] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or US$[    •    ]), (1) on June 14, 2013 to the shareholders of record on May 31, 2013, (2) on September 13, 2013 to the shareholders of record on August 30, 2013, (3) on December 13, 2013 to the shareholders of record on November 29, 2013, and (4) on March 14, 2014 to the shareholders of record on February 28, 2014; the CHF dividend shall be hedged so that USD payments to shareholders will not exceed the dividend in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates.

Illustrative Example of Text of Shareholder Resolution

        Assuming that the Rate is 0.9433, the text of the shareholder resolution would be as follows (with illustrative numbers presented in italics):

  IT IS RESOLVED, that a dividend of CHF [0.96] per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four installments in US dollars ("USD") and that each installment be equal to the USD equivalent (rounded down to the next $0.01) of CHF [0.24] per share, determined by dividing the CHF per share amount by the CHF per one USD exchange ratio of [0.9433] (being the CHF per one USD currency exchange ratio as published by the Swiss National Bank two business days prior to the date of the Annual General Meeting), and rounding the result down to the nearest US$ 0.01 (or US$[0.25]), (1) on June 14, 2013 to the shareholders of record on May 31, 2013, (2) on September 13, 2013 to the shareholders of record on August 30, 2013, (3) on December 13, 2013 to the shareholders of record on November 29, 2013, and (4) on March 14, 2014 to the shareholders of record on February 28, 2014; the CHF dividend shall be hedged so that USD payments to shareholders will not exceed the dividend in CHF as resolved by this resolution irrespective of changes to CHF to USD exchange rates.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 6.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 6.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 7—RENEWAL OF AUTHORIZED CAPITAL

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that its authority to issue shares out of the company's authorized capital be reapproved and extended for an additional period ending two years after the date of the Annual General Meeting (March 6, 2015, assuming no postponement or adjournment of the Annual General Meeting), by the shareholders' approval of an amendment to article 5, paragraph 1 of our articles of association. This proposed amendment to article 5, paragraph 1 of our articles of association is set forth below under "Text of Shareholder Resolution." See also "Agenda Item No. 8—Approval of Reduction of Share Capital for Shares Acquired under our Share Repurchase Program" which proposes a further amendment to article 5, paragraph 1 of our articles of association in connection with a share capital reduction.

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to authorize the Board of Directors to be reauthorized to issue new authorized capital in accordance with the provisions of the Swiss Code and our articles of association. Our articles of association approved by our shareholders at our 2011 Annual General Meeting of Shareholders held on March 9, 2011 authorized our Board of Directors to issue new authorized capital at any time during the two-year period ending on March 9, 2013 (the second anniversary of such approval), and thereby increase the share capital, without shareholder approval, by a maximum amount of 50% of the share capital at the time of the increase. The Swiss Code provides that the shareholders may, by amendment to the articles of association, authorize the Board of Directors to increase the share capital for a period of no longer than two years from such approval. The amount of authorized capital set forth in article 5, paragraph 1 would be reduced during the two-year period ending on March 6, 2015 proportionately to any reduction to the company's total authorized share capital approved by the shareholders and effected during this two-year period, including the reduction to share capital proposed for approval under Agenda Item No. 8.

        If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for stock issuances in connection with certain benefit plans or related party transactions.

2013 Annual General Meeting Proxy Statement            73

Text of Shareholder Resolution

  IT IS RESOLVED, that the meeting of shareholders approves the amendment of article 5, paragraph 1 of the articles of association of TE Connectivity Ltd. as follows:

Previous version	Proposed new version
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 9 March 2013 by an amount not exceeding CHF 125,141,255.34 through the issuance of up to 219,546,062 fully paid up registered shares with a par value of CHF 0.57 each.*
[1]The Board of Directors is authorized to increase the share capital at any time until 6 March 2015 by an amount not exceeding CHF 125,141,255.34 through the issuance of up to 219,546,062 fully paid up registered shares with a par value of CHF 0.57 each.*

*
Assumes that the fourth amendment to article 5, paragraph 1 of our articles of association approved by our shareholders at the 2012 annual general meeting of shareholders held on March 7, 2012, which will amend the authorized capital and par value set forth in Swiss francs (CHF) in paragraph 1, has been registered by the company with the commercial register, as expected, on March 1, 2013. Prior to such amendment, those numbers set forth in article 5, paragraph 1 of our articles of association are CHF 169,050,467.74 and CHF 0.77, respectively—see Exhibit 3.1 to TE Connectivity Ltd.'s Current Report on Form 8-K filed with the SEC on November 30, 2012.

Vote Requirement to Approve Agenda Item

        The approval of two-thirds of the shares and the absolute majority of the par value of the shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 7.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

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AGENDA ITEM NO. 8—APPROVAL OF REDUCTION OF SHARE CAPITAL
FOR SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that [    •    ] shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning December 31, 2011 and ending December 28, 2012 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF [    •    ] to CHF [    •    ]. The proposed amendments to article 4, paragraph 1, article 5, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

        The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during the second, third and fourth fiscal quarters of 2012 and the first fiscal quarter of 2013 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

        PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report to the Annual General Meeting confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 732, paragraph 2 of the Swiss Code. The auditor's report will be available at the meeting.

        The capital reduction by cancellation of shares can only be accomplished after publication of three notices to creditors in the Swiss Official Gazette of Commerce (SHAB) and in the manner provided for by the articles of association after the two-month time period set for the creditors to file claims has expired and all creditors who have filed claims have been satisfied or secured and a public deed of compliance has been established. If approved by shareholders, we expect that the share capital reduction will be accomplished in the second half of May 2013.

Text of Shareholder Resolution

  IT IS RESOLVED, that, based on a special auditor report dated March 6, 2013 in accordance with article 732, paragraph 2 of the Swiss Code of Obligations (the "Swiss Code"), which is at hand, provided by PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting:

  1.
  the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 250,282,510.68 shall be reduced by the amount of CHF [    •    ] to CHF [    •    ] by cancelling [    •    ] registered shares;

  2.
  it is acknowledged and recorded that according to the report dated March 6, 2013 of PricewaterhouseCoopers AG, Zürich, Switzerland, as state supervised auditing enterprise present at the shareholders' meeting, in accordance with article 732, paragraph 2 of the Swiss Code, it is confirmed that the receivables of the creditors of TE Connectivity Ltd. are fully covered by assets after giving effect to the capital reduction; and

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  3.
  the articles of association of TE Connectivity Ltd. shall be adapted as follows:

Previous version	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital
[1]The Company's share capital is CHF 250,282,510.68. It is divided into 439,092,124 registered shares with a par value of CHF 0.57 each.*	[1]The Company's share capital is CHF [ • ]. It is divided into [ • ] registered shares with a par value of CHF 0.57 each.*
Art. 5 Authorized Capital	Art. 5 Authorized Capital

[1]The Board of Directors is authorized to increase the share capital at any time until 6 March 2015 by an amount not exceeding CHF 125,141,255.34 through the issuance of up to 219,546,062 fully paid up registered shares with a par value of CHF 0.57 each.*†
[1]The Board of Directors is authorized to increase the share capital at any time until 6 March 2015 by an amount not exceeding CHF [ • ] through the issuance of up to [ • ] fully paid up registered shares with a par value of CHF 0.57 each.*†
Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1]The share capital of the Company shall be increased by an amount not exceeding CHF 125,141,255.34 through the issue of a maximum of 219,546,062 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]*
[1]The share capital of the Company shall be increased by an amount not exceeding CHF [ • ] through the issue of a maximum of [ • ] registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]*

*
Assumes that the fourth amendment to article 4, paragraph 1, article 5, paragraph 1, and article 6, paragraph 1 of our articles of association approved by our shareholders at the 2012 annual general meeting of shareholders held on March 7, 2012, which will amend the authorized capital and par value set forth in Swiss francs (CHF) in such articles, has been registered by the company with the commercial register, as expected, on March 1, 2013. Prior to such amendment, those numbers set forth in our articles of association in those articles were as follows, respectively (see Exhibit 3.1 to TE Connectivity's Current Report on Form 8-K filed with the SEC on November 30, 2012): (1) article 4, paragraph 1—CHF 338,100,935.48 and CHF 0.77, (2) article 5, paragraph 1—CHF 169,050,467.74 and CHF 0.77, and (3) article 6, paragraph 1—CHF 169,050,467.74 and CHF 0.77.

†
Assumes that the amendments to our articles set forth in this agenda item occur after amendments to our articles of association set forth in Agenda Item No. 7 (renewal of authorized capital) (whereby the date set forth in article 5, paragraph 1 is amended to be 6 March 2015 rather than 9 March 2013.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 8.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 8.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

76            2013 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 9—APPROVAL OF ANY ADJOURNMENTS OR POSTPONEMENTS
OF THE MEETING

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that our shareholders approve any adjournments or postponements of the Annual General Meeting.

Explanation

        You are being asked to approve any adjournments or postponements of the meeting so that we can solicit additional proxies if there are insufficient proxies to elect directors and approve the remaining agenda items at the time of the meeting.

Vote Requirement to Approve Agenda Item

        The approval of a majority of our shares represented at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 9.

Recommendation

        The Board of Directors recommends a vote "FOR" approval of Agenda Item No. 9.    Proxies will be so voted unless shareholders specify otherwise in their proxies.

ADDITIONAL INFORMATION

Cost of Solicitation

        The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged Innisfree M&A Incorporated as the proxy solicitor for the Annual General Meeting for an approximate fee of $15,000. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

        The registered and principal executive offices of TE Connectivity are located at Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0)52 633 66 61.

Annual Report

        Copies of our Annual Report for the fiscal year ended September 28, 2012 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures, are available to shareholders free of charge on our website at www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

TE CONNECTIVITY 2014 ANNUAL GENERAL MEETING OF SHAREHOLDERS

        TE Connectivity anticipates that the 2014 Annual General Meeting of Shareholders will be held on or about March 5, 2014.

        Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity's articles of association will be considered for inclusion in TE Connectivity's 2014 proxy statement and proxy card for the meeting if the proposal is received in

2013 Annual General Meeting Proxy Statement            77

writing by TE Connectivity's Secretary no later than September 27, 2013. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity's articles of association and must be a proper subject for shareholder action under Swiss law.

        Article 14 of TE Connectivity's articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item be put on the agenda of a general meeting of shareholders. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting.

        Proposals should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Rheinstrasse 20, CH-8200 Schaffhausen, Switzerland.

        TE Connectivity will furnish a copy of its articles of association to any shareholder without charge upon written request to the Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy these materials at the SEC reference room at 100 F Street, N.E., Washington, D.C. 20549, USA. Please call the SEC at 1-800-SEC-0330 for further information on their public reference room. Our SEC filings also are available to the public at the SEC's website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

        We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

78            2013 Annual General Meeting Proxy Statement

Appendix A
PRIMARY TALENT MARKET PEER GROUP

Aerospace & Defense; Electronic, Electrical & Scientific Equipment & Components; Industrial Manufacturing

3M Company	Illinois Tool Works Inc.
Aerojet General Corporation	Ingersoll-Rand
Agilent Technologies Inc.	ITT Corporation
AMETEK Inc.	Jabil Circuit Inc.
AMSTED Industries Incorporated	Johns Manville Corporation
A. O. Smith Corporation	Kaman Industrial Technologies
Arrow Electronics, Inc.	Kyocera Corporation
BAE Systems PLC	L-3 Communications Holdings Inc.
Bechtel Systems & Infrastructure, Inc.	Lincoln Electric Holdings, Inc.
Ball Corp.	Makino
Barnes Group Inc.	The Manitowoc Company, Inc.
The Boeing Company	Matthews International Corporation
BorgWarner Inc.	Milacron LLC
Caterpillar Inc.	Northrop Grumman Corporation
Celestica Inc.	Nypro, Inc.
Connell Limited Partnership	Pall Corporation
Continental Automotive Systems, Inc.	Parker Hannifin Corporation
Cooper Industries Ltd.	Plexus Corp.
Corning Incorporated	Rockwell Automation Inc.
Curtiss-Wright Corporation	Rockwell Collins Inc.
Donaldson Co. Inc.	Rohm Semiconductor U.S.A., LLC
Eaton Corporation	Rolls-Royce North America (USA) Holdings Co.
Emerson Electric Co.	SAIC, Inc.
EnPro Industries, Inc.	SCA Americas
Esterline Technologies Corporation	Scientific Research Corporation
Exelis Inc.	Sonoco Products Co.
GAF Materials Corporation (Canada)	Space Systems/Loral, Inc.
Gates Corporation	SPX Corporation
GenCorp Inc.	Swagelok Company
General Atomics	Terex Corporation
General Dynamics Corporation	Textron Inc.
GLV Inc.	Toro Co.
Goodrich Corp.	Tower International, Inc.
Graco Inc.	Trinity Industries, Inc.
Harman International Industries, Incorporated	United Technologies Corporation
Hexcel Corporation	Valmont Industries, Inc.
Honeywell International Inc.	Xylem Inc.

2013 Annual General Meeting Proxy Statement            A-1

ADMISSION TICKET

Annual General Meeting

of

Shareholders of

TE Connectivity Ltd.

March 6, 2013

2:00 p.m., Central European Time

8:00 a.m., Eastern Standard Time

Radisson Blu Hotel, Zürich Airport, Zürich, Switzerland

In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card to either of the following addresses so that it is received by 5:00 p.m., Central European Time (11:00 a.m., Eastern Standard Time) on March 5, 2013.

If granting a proxy to the Company Officers: TE Connectivity Ltd. c/o Computershare Shareowner Services P. O. Box 3550 South Hackensack, New Jersey 07606-9250 United States of America	If granting a proxy to the Independent Proxy: Mr. Urs Wolf Ernst & Young Ltd. Maagplatz 1 P.O. Box CH-8010, Zürich, Switzerland

FOLD AND DETACH HERE

TE CONNECTIVITY LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy Card for use at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 6, 2013 at 2:00 p.m., Central European Time, at the Radisson Blu Hotel, Zürich Airport, Zürich, Switzerland.

☐            The person signing on the reverse side of this card, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, Thomas J. Lynch, Robert W. Hau or John S. Jenkins, or any of them, (the “Company Officers”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Company Officers address above for return of proxy card.

☐            The person signing on the reverse side of this card, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Mr. Urs Wolf, Ernst & Young Ltd., (the “Independent Proxy”) with full powers of substitution, and directs such proxy to vote (or abstain from voting) at the Meeting all of his/her shares as indicated on the reverse side of this card or, to the extent that no such indication is given, to vote as set forth herein, and authorizes such proxy to vote in accordance with the recommendation of the Board of Directors on such other business as may properly be presented at the Meeting. See Independent Proxy address above for return of proxy card.

Please indicate on the reverse side of this card how the shares represented by the Company Officers or the Independent Proxy are to be voted. If this card is returned duly signed but without any indication as to the appointment of the proxy above or how the shares are to be voted in respect of any of the resolutions described on the reverse side, the shareholder will be deemed to have appointed the Company Officers as the shareholder’s proxy and/or to have directed the proxy to vote “FOR” each of the director nominees and all of the agenda items (including each subpart thereof) described on the reverse side.

PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE

Address Change/Comments (Mark the corresponding box on the reverse side)	COMPUTERSHARE SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

TE Connectivity Ltd.	Note:
	1.	In the case of a corporation, this proxy must be under its common seal or signed by a duly authorized officer or director whose designation must be stated.
2.

In the case of joint holders, any holder may sign, but the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority will be determined by the order in which the names stand in the Register of Shareholders.

	3.	Please sign as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Please mark your votes as indicated in this example.	☒

If no direction is made, this proxy will be voted “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof).

The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof).

		FOR	AGAINST	ABSTAIN
1	ELECTION OF DIRECTORS
1.1	Pierre R. Brondeau	☐	☐	☐
1.2	Juergen W. Gromer	☐	☐	☐
1.3	William A. Jeffrey	☐	☐	☐
1.4	Thomas J. Lynch	☐	☐	☐
1.5	Yong Nam	☐	☐	☐
1.6	Daniel J. Phelan	☐	☐	☐
1.7	Frederic M. Poses	☐	☐	☐
1.8	Lawrence S. Smith	☐	☐	☐
1.9	Paula A. Sneed	☐	☐	☐
1.10	David P. Steiner	☐	☐	☐
1.11	John C. Van Scoter	☐	☐	☐
2.1

To approve the 2012 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 28, 2012 and the consolidated financial statements for the fiscal year ended September 28, 2012)

		☐	☐	☐
2.2	To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012	☐	☐	☐
2.3	To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 28, 2012	☐	☐	☐
3	To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 28, 2012	☐	☐	☐
4.1	To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2013	☐	☐	☐
4.2	To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity	☐	☐	☐
4.3	To elect PricewaterhouseCoopers, AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity	☐	☐	☐
5	An advisory vote to approve executive compensation	☐	☐	☐
6

To approve a dividend payment to shareholders in a Swiss franc amount equal to US$1.00 per issued share to be paid in four equal quarterly installments of US$0.25 starting with the third fiscal quarter of 2013 and ending in the second fiscal quarter of 2014 pursuant to the terms of the dividend resolution

		☐	☐	☐
7	To approve the renewal of authorized capital and related amendment to the articles of association	☐	☐	☐
8	To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association	☐	☐	☐
9	To approve any adjournments or postponements of the Annual General Meeting	☐	☐	☐

In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the Company Officers or the Independent Proxy, as applicable, will vote your shares in accordance with the respective recommendation of the Board of Directors.

Mark Here for Address Change or Comments	☐

SEE REVERSE

Signature	Name/Title	Date